EXHIBIT 10.1

                        2003A AMENDMENT TO LOAN DOCUMENTS
                        ---------------------------------

           This is a 2003A Amendment to Loan Documents (this "Amendment") dated as of July 31, 2003, by and among (i) BANK ONE, NA, successor to Bank One, Kentucky, NA, a national banking association with an office and place of business in Louisville, Kentucky, as agent bank on behalf of the Banks defined herein (the "Agent Bank") (in its capacity as a Bank, "Bank One"); (ii) the BANKS as defined herein (each a "Bank" and collectively, the "Banks"); (iii) the CLASS B LENDERS as defined herein (each a "Class B Lender" and collectively the "Class B Lenders"); (iv) GUGGENHEIM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company, as agent on behalf of the Class B Lenders (in such capacity, the "Class B Loan Agent"); (v) NORTH ATLANTIC TRADING COMPANY, INC., a Delaware corporation with its principal office and place of business and registered office in New York, New York (the "Borrower") and (vi) the SUBSIDIARIES identified on Schedule 1.2 hereto (each an "Existing Subsidiary" and collectively, the "Existing Subsidiaries").

                                    RECITALS:
                                    ---------

           A. The Borrower and the Existing Subsidiaries entered into a Loan Agreement with the Agent Bank and the Banks dated as of December 29, 2000, as amended to the date hereof (the "Original Loan Agreement").

           B. The Borrower executed and delivered to the Agent Bank a Revolving Credit Note in the face amount of $10,000,000.00 dated December 29, 2000 (the "Original Revolving Credit Note").

           C. The Borrower executed and delivered to the Agent Bank a Term Note in the face amount of $25,000,000.00 dated December 29, 2000 (the "Original Term Note").

           D. The Existing Subsidiaries executed and delivered to the Agent Bank a Guaranty Agreement dated as of December 29, 2000 (the "Original Guaranty"), guarantying payment of the Original Revolving Credit Note and the Original Term Note.

           E. The Borrower and the Existing Subsidiaries executed and delivered to the Agent Bank a Security Agreement dated as of December 29, 2000 (the "Original Security Agreement"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           F. The Borrower and the Existing Subsidiaries executed and delivered to the Agent Bank a Pledge Agreement dated as of December 29, 2000 (the "Original Pledge Agreement"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           G. National Tobacco Company, L.P. ("NTCLP"), one of the Existing Subsidiaries, executed and delivered to the Agent Bank a Mortgage and Security Agreement, Assignment of Rents, Leases and Profits, Financing Statement and Fixture Filing dated as of December 29, 2000 and recorded in Jefferson County, Kentucky (the "Original Mortgage"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           H. NTCLP executed and delivered to the Agent Bank an Assignment of Security Interest in United States Trademarks, which was filed in the US Patent and Trademark Office ("USPTO"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           I. North Atlantic Operating Company ("NAOC") executed and delivered to the Agent Bank an Assignment of Security Interest in United States Trademarks, which was filed in the USPTO, securing payment of the Original Revolving Credit Note and the Original Term Note.

           J. The Borrower, the Existing Subsidiaries, the Agent Bank and the Banks entered into a 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment"), amending the Original Loan Agreement and other Loan Documents to reflect the following: (i) the Original Term Note had been fully repaid; (ii) the amount of the Revolving Credit Facility was increased from Ten Million ($10,000,000) to Twenty Million Dollars ($20,000,000); and (iii) the maturities of the Revolving Credit Facility and the Letter of Credit Subfacility provided for in the Original Loan Agreement were extended to December 31, 2003.

           K. The Borrower has requested that the Class B Lenders extend to the Borrower subordinated term loans (the "Class B Term Loans") in the aggregate principal amount of Nineteen Million Dollars ($19,000,000), to provide the Borrower with moneys that can be used to secure a bond to be posted in an appeal of the judgment (the "Judgment") entered against the Borrower and the Existing Subsidiaries in the amount of $18,600,000 in the case of Republic Tobacco, L.P.
v. North Atlantic Trading Company, Inc., North Atlantic Operating Company, Inc. and National Tobacco Company L.P. (Case No. 98 C 4011) pending in the United States District Court for the Northern District of Illinois Eastern Division (the "Litigation"). The Class B Lenders propose to join in the Loan Agreement as "Banks" and to make such Class B Term Loans to the Borrower as an extension of credit under the Loan Agreement, and the Class B Lenders and the Class B Loan Agent propose that the Class B Loan Agent become a party to the Loan Agreement as agent on behalf of the Class B Lenders in certain respects. The Class B Lenders are willing to extend such Class B Term Loans to the Borrower, and the Agent Bank and the existing Banks are willing to allow the Borrower to obtain such Class B Term Loans on the condition that the repayment of the Class B Term Loans be subordinated to the repayment of the Revolving Credit Facility pursuant to a Subordination Agreement and on other conditions set forth herein. The Agent Bank and the existing Banks are agreeable to such changes, upon the terms and conditions set forth herein.

           NOW THEREFORE, the Borrower, the Existing Subsidiaries, the Agent Bank, the existing Banks, the Class B Lenders and the Class B Loan Agent agree as follows:

           1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

           A. Amendment of First Paragraph of Loan Agreement. The first paragraph of the Loan Agreement is amended and restated as follows:

     "THIS LOAN AGREEMENT (this "Loan Agreement"), is made and entered into as of the 29th day of December, 2000, by and among (i) BANK ONE, NA, successor to Bank One, Kentucky, NA, a national banking association with an office and place of business in Louisville, Kentucky, as agent bank on behalf of the Banks defined herein (the "Agent Bank") (Bank One, NA may also be referred to as a "Bank"); (ii) the BANKS as defined and identified on
     Schedule 1.1 hereto (each a "Bank" and collectively, the "Banks"); (iii) the CLASS B LENDERS as defined and identified on Schedule 3A.l hereto (each a "Class B Lender" and collectively the "Class B Lenders"); (iv) GUGGENHEIM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company, as agent on behalf of the Class B Lenders (in such capacity, the "Class B Loan Agent"); (v) NORTH ATLANTIC TRADING COMPANY, INC., a Delaware corporation with its principal office and place of business and registered office in New York, New York (the "Borrower") and (vi) the SUBSIDIARIES identified on
     Schedule 1.2 hereto (each an "Existing Subsidiary" and collectively, the "Existing Subsidiaries")."

           B. Addition of Recital to Recitals of Loan Agreement. A new recital is added to the Recitals section of the Original Loan Agreement as follows:

     "F. The Borrower now requires new term loans (the "Class B Term Loans") in the aggregate principal amount of Nineteen Million Dollars ($19,000,000) to provide it with moneys that can be used to secure a bond to be posted in an appeal of the judgment (the "Judgment") entered against the Borrower and the Existing Subsidiaries in the amount of $18,600,000 in the case of Republic Tobacco, L.P. v. North Atlantic Trading Company, Inc., North Atlantic Operating Company, Inc. and National Tobacco Company L.P. (Case No. 98 C 4011) pending in the United States District Court for the Northern District of Illinois Eastern Division (the "Litigation"). The Class B Lenders are willing to extend such Class B Term Loans to the Borrower, and the Agent Bank and the existing Banks are willing to allow the Borrower to obtain such Class B Term Loans on the condition that the repayment of the Class B Term Loans be subordinated to the repayment of the Revolving Credit Facility pursuant to a Subordination Agreement and on other conditions set forth herein. The Agent Bank and the existing Banks are agreeable to such changes, upon the terms and conditions set forth in such Subordination Agreement and in the 2003A Amendment to Loan Documents."

           C. Amended Definitions. The following definitions are hereby amended as set forth below:

          1.3 The definition of "Affiliate" is hereby amended by inserting the following sentence at the end of the definition: "For purposes of this definition, investment funds, investment accounts and other Persons which are managed or advised by the same investment manager or advisor shall be deemed to be Affiliates of such manager or advisor and of each other."

          1.46 The definition of "Funded Debt" is hereby amended by substituting the words "all Class B Term Loans" for the words "all Term Loans" in clause
     (i) thereof.

          1.54 The definition of "Interest Payment Date" is hereby amended by inserting the words ", Class B Term Loans" immediately after the words "Revolving Credit Loans" in clause (iii) thereof.

          1.55 The definition of "Interest Period" is hereby amended by substituting the words "Class B Term Loans" for the words "Term Loan".

          1.66 The definition of "Loan" is hereby amended by inserting the words ", Class B Term Loan" immediately after the words "Revolving Credit Loan".

          1.68 The definition of "Loan Documents" is hereby amended by inserting the words "the Class B Term Notes," immediately after the words "Revolving Credit Notes" and by inserting the words "the Subordination Agreement," immediately after the words "the Security Agreement,".

          1.95 The definition of "Obligations" is hereby amended by substituting the words "Class B Term Notes" for the words "Term Notes".

          1.102 Subsection B of Section 1.102 is hereby amended by inserting the words "and the Class B Loan Agent" immediately after the words "the Agent Bank".

           In all sections of the Loan Agreement (other than Section 3), any reference to "Term Loan" or "Term Note" is replaced with a reference to "Class B Term Loans" and "Class B Term Notes," respectively, it being the intention of the parties to reflect that the Term Loans have been paid and the Class B Term Loans have been extended to the Borrower.

           D. Restated Definitions. The following definitions are hereby amended and restated as set forth below:

          1.12 "Bank" as used in this Loan Agreement and in the Loan Documents shall mean any national bank, state bank, commercial bank, savings and loan association, insurance company, pension fund, mutual fund, other financial institution or other accredited investor specifically listed as a "Bank" in

     Schedule 1.1 to the Loan Agreement. Unless the context requires otherwise, each of the Class B Lenders shall be deemed to be a Bank for the purposes of each provision of this Agreement.

          1.32 "Default Rate" means: (a) for any Revolving Credit Loan, the Prime Rate plus two percent (2.00%) and for any Class B Term Loan, the Prime Rate plus three and 65/100 percent (3.65%).

          1.53 "Interest Payment Date" means, (i) with respect to each Prime Rate Loan that is not a Class B Term Loan, the last day of each calendar quarter during which such Prime Rate Loan is outstanding in whole or in part, (ii) with respect to each LIBOR Loan that is not a Class B Term Loan, the ninetieth (90th) day of the Interest Period applicable to such LIBOR Loan, and/or the last day of the Interest Period applicable to such LIBOR Loan, whichever is earlier, (iii) with respect to each Prime Rate Loan that is a Class B Term Loan, the last day of each calendar month during which such Prime Rate Loan is outstanding in whole or in part, (iv) with respect to each LIBOR Loan as a Class B Term Loan, the last day of each calendar month during which such LIBOR Loan is outstanding in whole or in part, and
     (v) with respect to all Revolving Credit Loans, Class B Term Loans and Term Loans, the date of maturity thereof.

          1.64 "LIBOR Loan" means any advance or any part of the principal of any Revolving Credit Loan or Class B Term Loan for which the Borrower has properly selected an Interest Period and which is to bear interest at LIBOR plus the Applicable LIBOR Margin or the Applicable Class B Term Loan LIBOR Margin (as the case may be).

          1.74 "Notice of Conversion/Continuation" means the Notice in the form of Exhibit D annexed hereto with respect to the conversion and/or continuation of the interest rate(s) applicable to the Revolving Credit Loans, as set forth in Section 2.2D hereof, and with respect to the conversion and/or continuation of the interest rate applicable to the Term Loans, as set forth in Section 3.2D hereof, and with respect to the conversion and/or continuation of the interest rate applicable to the Class B Term Loans, as set forth in Section 3A.2D hereof.

          1.79 "Prime Rate Loan" means Loans bearing interest at rates determined with reference to the Prime Rate, as the same may change from time to time, as provided in Section 2.2A with respect to Revolving Credit Loans that are Prime Rate Loans, and as provided in Section 3.2A with respect to Term Loans that are Prime Rate Loans and Section 3A.2A with respect to Class B Term Loans that are Prime Rate Loans.

          1.83 "Revolving Credit Facility" means the revolving line of credit established by the Banks in favor of the Borrower in the principal amount of Twenty Million Dollars ($20,000,000) pursuant to which the Borrower may obtain Revolving Credit Loans from the Banks and/or Letters of Credit from the Agent Bank during the term of the Revolving Credit Facility upon the terms and conditions set forth in this Loan Agreement. The Revolving Credit Facility includes as sublimits (i) the Letter of Credit Subfacility and
     (ii) the $15,000,000 Sublimit. All references to the "aggregate principal balance of the Revolving Credit Loans outstanding" or similar phrases in this Loan Agreement or in the Revolving Credit Notes shall mean, as of the date of determination thereof, the sum of (i) the entire aggregate outstanding principal balance of all Revolving Credit Loans made by the Banks pursuant to this Loan Agreement and (ii) the then existing Letter of Credit Usage.

           E. Additional Definitions. The following new definitions are hereby added to the Loan Agreement as follows:

          l.6A "Applicable LIBOR Class B Term Loan Margin" means four percent (4.00%) per annum.

          1.7A "Applicable Prime Rate Class B Term Loan Margin" means two and 15/100 percent (2.15%).

          1.92A "Bond" or "Bonds" means any financial instrument and/or device required by the Court in the Litigation to secure payment and/or performance of the Judgment regardless of its form, including without limitation any funds paid into the registry of any court and/or deposited with the clerk of any court for such purposes.

          1.92B "Class B Lender" as used in this Loan Agreement and in the Loan Documents shall mean any national bank, state bank, commercial bank, savings and loan association, insurance company, pension fund, mutual fund, other financial institution or other accredited investor specifically listed as a "Class B Lender" in Schedule 3A.1 to the 2003A Amendment to Loan Documents.

          1.92C "Class B Term Loan Maturity Date" means March 31, 2004.

          1.92D "Class B Term Loan Pro Rata Shares" means, with respect to each Class B Lender's share of the Class B Term Loans, the percentage set forth opposite that Class B Lender's name on Schedule 3A.1 to the 2003A Amendment to Loan Documents; provided that Schedule 3A.1 shall be amended and each Class B Lender's Term Loan Pro Rata Share shall be adjusted from time to time to give effect to the addition or removal of any Class B Lender as provided herein or by assignment pursuant to Section 12 hereof.

          1.92E "Class B Term Loans" means the term loans in the aggregate principal amount of Nineteen Million Dollars ($19,000,000.00) made by the Class B Lenders to the Borrower pursuant to this Loan Agreement. The principal amount of the Class B Term Loan made by each Class B Lender is set forth in Schedule 3A.1 to the 2003A Amendment to Loan Documents.

          1.92F "Class B Term Notes" means those certain Class B Term Notes payable to the Class B Lenders, a form of which is annexed to the 2003A Amendment to Loan Documents as Exhibit A, each in the face amount set forth on Schedule 3A.1 to the 2003A Amendment to Loan Documents, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time.

          1.92G "Subordination Agreement" means the Subordination Agreement by and among Bank One, the Class B Lenders and the Borrower dated as of July 31, 2003, a form of which is annexed to the 2003A Amendment to Loan Documents as Exhibit B.

          1.101B "2003A Amendment to Loan Documents" means the 2003A Amendment to Loan Documents dated as of July 31, 2003.

          1.101C "2003A Amendment Closing Date" means July 31, 2003.

          1.101D "$15,000,000 Sublimit" means that certain sublimit of the Revolving Credit Facility provided in Section 2.1A.(iii) of this Agreement.

          1.101E "Litigation" has the meaning given it in Recital F.

          1.101F "Judgment" has the meaning given it in Recital F.

           F. Addition of Section 1.104 to Loan Agreement. A new Section 1.104 is added to the Loan Agreement as follows:

          "1.104 Addition of Class B Lenders as "Banks" under this Loan Agreement. The Agent Bank and the existing Banks have consented to the modification of the Loan Agreement to provide for the inclusion of the Class B Lenders as "Banks" hereunder and the extension of the Class B Term Loans by the Class B Lenders to the Borrower pursuant to Section 3A hereof, subject to the following terms and conditions:

          (i) None of the Class B Lenders is a participating Bank in the Revolving Credit Facility and, accordingly, no such Class B Lender is listed in Schedule 2.1 and no such Class B Lender has a Revolving Loan Commitment or a Revolving Credit Facility Pro Rata Share or any rights or duties with respect to Letters of Credit issued under the Loan Agreement;

          (ii) the right of the Class B Lenders to be paid amounts due under the Class B Term Notes are at all times subject to the limitations, terms, and conditions of the Subordination Agreement; and

          (iii) the rights of Class B Lenders following an Event of Default hereunder or under any Loan Documents are at all times subject to the limitations, terms, and conditions of the Subordination Agreement; and

          (iv) the rights of the Class B Lenders with respect to the collateral described in the Mortgage, the Security Agreement, the Pledge Agreement and other collateral documents are at all times subject to the limitations, terms, and conditions of the Subordination Agreement; and

          (v) the duties of the Agent Bank to the Class B Lenders are limited as set forth in Section 11.17 hereof.

           G. Amendment of Section 2 of Loan Agreement. Section 2.1A.(ii) of the Loan Agreement is amended and restated as follows, and (iii) shall be added as noted:

          (ii) The Total Utilization of the Revolving Loan Commitments shall not exceed the then-applicable aggregate Revolving Loan Commitments, taking into account the $15,000,000 Sublimit; and

          (iii) The $15,000,000 Sublimit is a sublimit under the Revolving Credit Facility. Under the $15,000,000 Sublimit, the amount otherwise available for borrowing under the Revolving Loan Commitments as of the time of determination thereof, and the aggregate principal balance of the Revolving Credit Loans outstanding at any one time, shall not exceed $15,000,000 (a) if, after the 2003A Closing Date, the aggregate amount of any and all Bonds required to be deposited and/or posted in connection with any appeal or appeals of the Judgment in the Litigation totals more than $10,000,000, then at all times after such circumstance first occurs provided that if the Judgment in the Litigation and any associated Bond or Bonds have been permanently reduced to $10,000,000 or less by a final order of the Court in the Litigation on or before September 15, 2003, then the $15,000,000 Sublimit shall not apply; and/or (b) after September 16, 2003, if the Judgment in the Litigation and any associated Bond or Bonds has not been permanently reduced to $10,000,000 or less by a final order of the Court in the Litigation on or before September 15, 2003.

           H. Addition of Section 3A to Loan Agreement. A new Section 3A is added to the Loan Agreement as follows:

                                   "SECTION 3A
                               CLASS B TERM LOANS
                               ------------------

               Subject to the terms and conditions of this Loan Agreement, the Class B Lenders hereby agree to make the Class B Term Loans to the Borrower in the aggregate principal amount of Nineteen Million Dollars ($19,000,000).

          3A.1 Principal of the Term Loans.

               A. Disbursement of Principal: Class B Term Loan Pro Rata Shares. The principal of the Class B Term Loans shall be disbursed by the Class B Loan Agent to the Borrower on the 2003A Amendment Closing Date. The respective Class B Term Loan Pro Rata Shares of each Class B Lender are set forth in Schedule 3A.1 to the 2003A Amendment to Loan Documents.

               B. Repayment. The entire unpaid principal balance of the Class B Term Loans shall be due and payable on March 31, 2004. The obligation of the Borrower to repay the Class B Term Loans together with accrued interest thereon is evidenced by the Class B Term Notes.

               C. Records. Each Class B Lender shall record its Class B Term Loan Pro Rata Share of the Class B Term Loans and each repayment or prepayment in respect of the principal amount of the Class B Term Loans in such Class B Lender's electronic records. Any such recordation in accordance with the terms of this Loan Agreement shall be conclusive and binding on the Borrower absent manifest error; provided, the failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligation to repay the Class B Term Loans to the Class B Lenders in accordance with this Loan Agreement and the Class B Term Notes.

           3A.2. Interest on the Class B Term Loans.

               A. Rates of Interest. Subject to the provisions of Section 3A.2E,
Section 4 and Section 14 hereof, each Class B Term Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at (i) the Prime Rate plus the Applicable Class B Term Loan Prime Rate Margin or (ii) LIBOR plus the Applicable Class B Term Loan LIBOR Margin, as the case may be. The Class B Term Loans shall initially be LIBOR Loans. The interest rate with respect to any Class B Term Loan may be changed by the Borrower thereafter from time to time pursuant to Section 3A.2D hereof. If on any day a Class B Term Loan is outstanding with respect to which notice has not been delivered to the Class B Loan Agent or the Class B Lenders in accordance with the terms of this Loan Agreement specifying the applicable interest rate, then, that Class B Term Loan shall bear interest as follows:

                     (i) at the current LIBOR plus the Applicable Class B Term Loan LIBOR Margin for successive interest Periods equal in length to the immediately ended Interest Period, unless the length of any new Interest Period would extend beyond the Class B Term Loan Maturity Date;

                     (ii) at the current LIBOR plus the Applicable Class B Term Loan LIBOR Margin for a one month Interest Period, unless the length of such one month Interest Period would extend beyond the Class B Term Loan Maturity Date; or

                     (iii) at the Prime Rate plus the Applicable Class B Term Loan Prime Rate Margin, if either Interest Period referenced in (i) and (ii) would extend beyond the Class B Term Loan Maturity Date.

               B. Interest Periods for LIBOR Loans. In connection with each Class B Term Loan that is to be a LIBOR Loan, the Borrower may, pursuant to the applicable Notice of Conversion/Continuation, select the Interest Period to be applicable to such LIBOR Loan, which Interest Period shall be at the Borrower's option either a one (1), two (2) or three (3) month period. The following provisions are applicable to Interest Periods generally:

                     (i) the initial Interest Period for any LIBOR Loan shall commence on the 2003A Amendment Closing Date, in the case of the initial Class B Term Loans, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Class B Term Loan converted to a LIBOR Loan;

                     (ii) in the case of immediately successive Interest Periods applicable to a LIBOR Loan continued as such pursuant to Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding interest Period expires;

                     (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day; provided further that such extension or reduction of time shall be included in the computation of the payment of interest hereunder or under the Term Notes;

                     (iv) any Interest Period of a LIBOR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) of this Section 3A.2B, end on the last Business Day of such calendar month; and

                     (v) no Interest Period shall extend beyond the Class B Term Loan Maturity Date.

               C. Interest Payments. Subject to the provisions of Section 3A.2E hereof, interest shall be payable on each Class B Term Loan on each Interest Payment Date and at maturity.

               D. Conversion or Continuation. Subject to the provisions of
Section 4.3 hereof, the Borrower shall have the option (i) to convert at any time all or any part of outstanding Class B Term Loans bearing interest as Prime Rate Loans to Class B Term Loans bearing interest as LIBOR Loans, and (ii) upon the expiration of any Interest Period applicable to a LIBOR Loan, (a) to continue all or any portion of such Loan as a LIBOR Loan, with the succeeding Interest Period of such continued LIBOR Loan to commence on the most recent Interest Payment Date thereof or (b) to convert all or part of such Loan to a Class B Term Loan bearing interest as a Prime Rate Loan.

           Subject to obtaining the prior written consent of the Class B Loan Agent as specified above, the Borrower shall deliver a Notice of Conversion/Continuation to the Class B Loan Agent no later than 12:00 noon (New York time) at least ten (10) Business Days in advance of the proposed conversion/continuation date. A Notice of Conversion/Continuation shall specify
(i) the proposed conversion/continuation date (which shall be a Business Day),
(ii) the amount of the Class B Term Loan to be converted/continued, (iii) the nature of the proposed conversion/continuation, (iv) in the case of a conversion to, or continuation of, a LIBOR Loan, the requested Interest Period, and (v) in the case of a conversion to, or a continuation of, a LIBOR Loan or a Prime Rate Loan, that no Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, the Borrower may give the Class B Loan Agent telephonic notice by the required time of any proposed continuation/conversion under this section 3A.2D; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to the Class B Loan Agent on or before the proposed conversion/continuation date.

           The Class B Lenders shall not incur any liability to the Borrower in acting upon any telephonic notice referred to above that the Class B Loan Agent believes in good faith to have been given by a duly Authorized Officer or other Person authorized to act on behalf of the Borrower or for otherwise acting in good faith under this Section 3A.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Class B Term Loans in accordance with this Loan Agreement pursuant to any such telephonic notice, the Borrower shall have effected a conversion or continuation, as the case may be, hereunder.

           Except as otherwise provided in Sections 4.2, 4.3 and 4.7 hereof, a Notice of Conversion/Continuation for conversion to, or continuation of, a LIBOR Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date and the Borrower shall be bound to effect a conversion or continuation in accordance therewith.

               E. Post-Maturity Interest. Any principal of the Class B Term Loans not paid when due and, to the extent permitted by applicable law, any accrued interest on the Class B Term Loans or any fees or other amounts owed by the

Borrower hereunder not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable on demand at a rate equal to the applicable Default Rate. Payment or acceptance of the increased rates of interest provided for in this Section 3A.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Class B Lenders.

               F. Computation of Interest. Interest on Class B Term Loans bearing interest as LIBOR Loans or as Prime Rate Loans shall be computed on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Class B Term Loan, the date of the making of such Class B Term Loan or the first day of an Interest Period applicable to such Class B Term Loan, as the case may be, shall be included, and the date of payment of such Class B Term Loan or the expiration date of an Interest Period applicable to such Class B Term Loan or, with respect to a Class B Term Loan being converted to a LIBOR Loan or a Prime Rate Loan, the date of conversion of such Class B Term Loan to such LIBOR Loan or a Prime Rate Loan shall be excluded; provided that if a Class B Term Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Class B Term Loan.

               G. Limitation on LIBOR Loan Tranches. At no time shall the number of tranches of Class B Term Loans bearing interest as LIBOR Loans outstanding at any time outstanding exceed three (3).

           3A.3 Closing Fees. The Borrower agrees to pay to the Class B Loan Agent on the 2003A Amendment Closing Date closing fees in the amount of One Hundred Thousand Dollars ($100,000). The Borrower also agrees to pay to the Class B Loan Agent on the 2003A Amendment Closing Date the reasonable fees and expenses of the Class B Loan Agent's counsel in negotiating and drafting the 2003A Amendment and related documents and in closing the transactions contemplated thereby.

           3A.4 Prepayments and Payments.

               A. Voluntary Prepayments. The Borrower may, upon not less than one (1) Business Day prior written or telephonic notice confirmed in writing to the Class B Loan Agent, at any time and from time to time, prepay any Class B Term Loans in whole or in part in an aggregate minimum amount of One Hundred Thousand Dollars ($100,000) and integral multiples of Twenty Five Thousand Dollars ($25,000) in excess of that amount; provided however that: (x) until such time as either (1) the Revolving Credit Loans have been repaid in full and the Revolving Loan Commitments have been terminated or (2) the Subordination Agreement has been terminated, the Borrower may not make any such prepayment except with the prior written consent of the Agent Bank and (y) in the event that the Borrower prepays a LIBOR Loan pursuant to this Section 3A.4A on a date that is other than the expiration date of the Interest Period applicable thereto, the Borrower shall compensate the Class B Lenders in accordance with the provisions of Section 4.4 hereof. If the Borrower has given notice of prepayment as aforesaid, the principal amount of the Class B Term Loans specified in such notice shall become due and payable on the prepayment date specified therein. All prepayments of principal of the Class B Term Loans shall be accompanied by the payment of accrued interest on the principal amount being prepaid and shall be applied to the payment of interest before application to principal. All prepayments of the Class B Term Loans shall be applied first to Prime Rate Loans to the full extent thereof and then shall be applied to LIBOR Loans, in each case in a manner which minimizes the amount of any payments required to be made by the Borrower pursuant to Section 4.4 hereof.

               B. General Provisions Regarding Payments.

                     (i) Manner and Time of Payment. All payments of principal, interest and fees hereunder and under the Term Notes by the Borrower shall be made without defense, setoff and counterclaim and in same day funds and delivered to the Class B Loan Agent not later than 12:00 noon (New York time) on the date due at its principal office located in New York, New York or such other place as it may specify from time to time; funds received by the Class B Loan Agent after that time shall be deemed to have been paid by the Borrower on the next succeeding Business Day.

                     (ii) Payments to be Made on Business Days. Whenever any payment to be made hereunder or under the Class B Term Notes shall be stated due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day (unless no further Business Day occurs in such month, in which case payment shall be made on the Business Day immediately preceding) and such extension or reduction of time shall be included in the computation of the payment of interest hereunder or under the Class B Term Notes.

           3A.5 Use of Proceeds.

               A. Class B Term Loans. The principal of the Class B Term Loans shall be used exclusively by the Borrower to secure an appeal bond in connection with an appeal of the Judgment in the Litigation and to pay associated expenses.

               B. Margin Regulations. No portion of the principal of the Class B Term Loans shall be used by the Borrower in any manner which might cause the making of the Class B Term Loans or the application of the proceeds thereof to violate Regulation G, Regulation U, Regulation T, or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Securities and Exchange Act of 1934, in each case as in effect on the date or dates of each Class B Term Loan. If requested by the Class B Lenders, the Borrower shall execute and deliver to the Class B Lenders a completed Federal Reserve Form U-1.

               I. Amendment to Section 6 of the Loan Agreement. The introductory paragraph to Section 6 of the Loan Agreement is hereby amended by inserting the words ", the Class B Term Notes" immediately following the words "Revolving Credit Notes".

               J. Amendments to Section 7 of the Loan Agreement.

                     (i) The introductory paragraph to Section 7 of the Loan Agreement is hereby amended by inserting the words ", the Class B Term Notes" immediately following the words "Revolving Credit Notes".

                     (ii) The first sentence of Section 7.3 of the Loan Agreement is hereby amended by adding the words "and the Class B Loan Agent" immediately following the words "Agent Bank".

                     (iii) Subsection H. of Section 7.3 is hereby amended by adding the words "or the Class B Loan Agent on its own behalf or on behalf of the Class B Lenders" immediately following the words "Agent Bank on its own behalf or on behalf of the Majority Banks".

                     (iv) The last paragraph of Section 7.3 is hereby amended by adding the words ", Class B Term Loans" immediately following the words "Revolving Credit Loans".

                     (v) Section 7.4 is hereby amended and restated as follows:

                         "B. Access to Books and Records. The Borrower and the
                    Subsidiaries will permit any authorized representative designated by any Bank, any Class B Lender or the Class B Loan Agent to inspect any of the properties of the Borrower and the Subsidiaries, including their books of account (and to make copies thereof and to take extracts therefrom), and to discuss their affairs, finances and accounts with their officers and with their independent accountants, all at such reasonable times and as often as may be reasonably requested. Discussions with independent accountants shall be requested in writing and shall be at the cost of the Banks and/or the Class B Lenders, as applicable. Such inspection shall be for the information and benefit of the Banks and/or the Class B Lenders (as applicable) and, unless otherwise publicly available, any information obtained thereby or otherwise pursuant thereto shall not be divulged to others except in connection with the enforcement of the rights of the Banks and/or the Class B Lenders upon the occurrence of an Event of Default hereunder or to financial institutions which purchase interests in the Revolving Credit Facility, the Class B Term Loans or the Term Loans pursuant to Section 12 hereof and except as may be required by law or by any governmental agency having jurisdiction over any Bank or Class B Lender. Each Bank or Class B Lender will promptly inform the Borrower each time such Bank or Class B Lender is obligated or required to deliver any such information to any governmental agency having jurisdiction over such Bank or Class B Lender. For the avoidance of doubt, the separate references in this Subsection B to the Banks and the Class B Lenders is not intended to imply that the term "Banks" when used elsewhere in this Loan Agreement is not intended to include the Class B Lenders."

                     (vi) Section 7.7 is hereby amended to insert the words "and the Class B Loan Agent" immediately after the words "Agent Bank".

                     (vii) Section 7.8 is hereby amended and restated as follows:

                    "7.8 Payment of Obligations. The Borrower will pay the
               Revolving Credit Notes, the Class B Term Notes, and the other Obligations timely in accordance with their respective terms in legal tender of the United States of America. All payments on the Revolving Credit Notes and the other Obligations relating thereto shall be made to the Banks, respectively, in "good and collected funds," at the principal office of the Agent Bank not later than 12:00 noon (Louisville, Kentucky time) on the date due; funds received by the Agent Bank after that hour shall be deemed to have been received on the next following Business Day. All payments on the Class B Term Notes and the other Obligations relating thereto shall be made to the Class B Lenders, respectively, in "good and collected funds," at the principal office of the Class B Loan Agent in New York, New York, or at such other location as the Class B Loan Agent may specify from time to time, not later than 12:00 noon (New York time) on the date due; funds received by the Class B Loan Agent after that hour shall be deemed to have been received on the next following Business Day."

                     (viii) Section 7.9A is hereby amended by inserting the words "and the Class B Loan Agent" immediately following the words "Agent Bank".

                     (ix) Section 7.9C is hereby amended by inserting the words "or the Class B Loan Agent" immediately following the words "Agent Bank".

                     (x) Section 7.9E is hereby amended and restated as follows:

                     "E. Neither the Agent Bank nor the Class B Loan Agent shall be liable for, and the Borrower and the Subsidiaries shall promptly pay to the Agent Bank and the Class B Loan Agent when incurred and shall indemnify, defend and hold the Agent Bank and the Class B Loan Agent harmless from and against, all loss, cost, liability, damage and expense (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that the Agent Bank or the Class B Loan Agent may suffer or incur as mortgagee (as holder of or assignee in possession or as successor in interest to the Borrower and the Subsidiaries as owner of a lease, by virtue of exercising the Agent Bank's or and the Class B Loan Agent's right pursuant to a security interest thereof) as a result of or in connection in any way with any of the Relevant Environmental Laws (including, without limitation, the assertion that any lien existing pursuant to the Relevant Environmental Laws takes priority over the lien or security interest of the Agent Bank or the Class B Loan Agent), or any environmental assessment or study from time to time reasonably undertaken or requested by Agent Bank or the Class B Loan Agent or breach of any covenant or undertaking by the Borrower and the Subsidiaries concerning Relevant Environmental Laws."

                     (xi) Section 7.14 is hereby amended by inserting the words "and the Class B Loan Agent" immediately after the words "Agent Bank".

           K. Amendments to Section 8 of the Loan Agreement.

                     (i) The introductory paragraph to Section 8 is hereby amended by inserting the words "the Class B Term Notes" immediately following the words, "Revolving Credit Notes".

                     (ii) The first sentence of Section 8.1 is hereby amended by inserting the words "and subject to Section 11.17, the Class B Loan Agent" immediately following the words "Agent Bank".

                     (iii) Section 8,2 is hereby amended and restated as follows:

                     "8.2 Indebtedness, Guaranties, etc. The Borrower and the Subsidiaries will not, without the prior written consent of the Agent Bank and, subject to Section 11.17, the Class B Loan Agent, directly or indirectly, create, incur, assume, guarantee, agree to purchase or repurchase or provide funds in respect of, or otherwise become liable with respect to any Funded Debt other than:

                         A. The Revolving Credit Facility;

                         B. The Letter of Credit Subfacility;

                         C. The Guaranty Agreements;

                         D. The Class B Term Loans;

                         E. The Senior Notes; and

                         F. Funded Debt, other than under Sections 8.2A, 8.2B,
                    8.2C, 8.2D and 8.2E, that is secured by a purchase money lien on tangible or intangible personal property, which lien is permitted under Section 8.4 hereof."

                     (iv) Section 8.4 is hereby amended by inserting the words "and, subject to Section 11.17, the Class B Loan Agent" immediately following the words "Agent Bank" in the introductory clause and in Subsection A.

                     (v) Section 8.5 is hereby amended by inserting the words "and, subject to Section 11.17, the Class B Loan Agent" immediately following the words "Agent Bank".

                     (vi) Section 8.7 is hereby amended and restated as follows:

                     "8.7 Interest Rate Agreements. The Borrower and the Subsidiaries will not enter into any Interest Rate Agreement unless (i) such Interest Rate Agreement is intended to fix or establish a maximum interest rate in respect of Indebtedness with a notional amount not in excess of the Revolving Loan Commitments and the aggregate amount of the Class B Term Loans outstanding and is embodied in a standard ISDA form of agreement which is acceptable to the Banks and, subject to Section 11.17, the Class B Lenders with respect to any intercreditor issues, (ii) the Borrower and the Subsidiaries promptly provide a true and complete copy of such Interest Rate Agreement to the Agent Bank, on behalf of itself and the Banks, and to the Class B Loan Agent, on behalf of itself and the Class B Lenders. At or following the effective date of any such Interest Rate Agreement, the Agent Bank and, subject to Section 11.17, the Class B Loan Agent may, upon written notification to the Borrower and the Subsidiaries, the Banks the Class B Lenders and such counterparty, designate (which designations shall be made only upon the instructions or with the consent of the Majority Banks) the credit exposure of such counterparty under such Interest Rate Agreement as an obligation entitled to share, pari passu with the Obligations, in respect to the benefits provided by the collateral under the Loan Documents, in accordance with the applicable provisions of the Loan Documents, and if the Agent Bank and, subject to Section 11.17, the Class B Loan Agent so designate such credit exposure, the applicable Interest Rate Agreement of such counterparty shall be considered a "Designated Interest Rate Agreement."

           L. Amendments to Section 9 of the Loan Agreement.

                     (i) Section 9.1A is hereby amended by inserting the words "Class B Term Note" immediately following the words "Revolving Credit Note".

                     (ii) Section 9.1K is hereby amended and restated as follows:

                         "K. In the event the Borrower experiences a Change in
                    Control without the prior written consent of (i) the Banks (excluding the Class B Lenders) and (ii) the Class B Loan Agent, after consultation with the Class B Lenders;

                     (iii) The final paragraph of Section 9.1 is hereby amended and restated as follows:

                     "Upon the occurrence of any Event of Default described in clauses H or I of this Section 9.1 with respect to the Borrower, the unpaid principal balance of each of the Revolving Credit Notes, the Class B Term Notes and the other Obligations, together with all accrued interest thereon, shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Borrower. Upon the occurrence of any other Event of Default referred to in this Section 9.1: (x) the Agent Bank, on behalf of the Banks (including the Class B Lenders), subject to the provisions of Section 11.4 hereof, may at any time at its option, by written notice to the Borrower, declare the unpaid principal balance of and all accrued and unpaid interest on each of the Revolving Credit Notes, the Class B Term Notes and the other Obligations to be immediately due and payable in full to the Banks, as applicable, without presentment, demand, protest or other requirements of any kind, all of which are hereby waived by the Borrower or (y) the Class B Loan Agent, to the extent permitted under the Subordination Agreement, on behalf of the Class B Lenders, may at any time at its option, by written notice to the Borrower, declare the unpaid principal balance of and all accrued and unpaid interest on each of the Class B Term Notes and the other Obligations related thereto to be immediately due and payable in full to the Class B Lenders, as applicable, without presentment, demand, protest or other requirements of any kind, all of which are hereby waived by the Borrower."

                     M. Amendments to Section 10 of the Loan Agreement.

                     (i) Section 10.1 is hereby amended by inserting the words ", Class B Term Notes" immediately after the words "Revolving Credit Notes".

                     (ii) Section 10.2 is hereby amended and restated as follows:

                     "10.2 Offset. If any Event of Default shall occur and be continuing, and either (x) the Agent Bank or the Banks have given notice to the Borrower that the Banks have accelerated the maturity date of the Revolving Credit Notes and the Class B Term Notes, and/or the other Obligations or
                     (y) the Class B Loan Agent or the Class B Lenders have given notice to the Borrower that the Class B Lenders have accelerated the maturity date of the Class B Term Notes (to the extent permitted under the Subordination Agreement), each Bank (including any Class B Lender) or each Class B Lender, as applicable, shall have the right then, or at any time thereafter, to set off against any and all deposit balances and other sums and Funded Debt and other property then held or owned by such Bank or Class B Lender to or for the credit or account of the Borrower, all without notice to or demand upon the Borrower or any other Person, all such notices and demands being hereby expressly waived by the Borrower.

                     (iii) Section 10.4 is hereby amended by inserting the words ", Class B Term Notes" immediately after the words "Revolving Credit Notes".

           N. Amendment of Section 11 of the Loan Agreement. A new Section 11.17 is added to the Loan Agreement as follows:

                     "11.17 Limitation on Duties of Agent Bank to the Class B Lenders. Notwithstanding anything in this Loan Agreement to the contrary, each of the Class B Lenders acknowledges that: (i) its rights as a "Bank" are limited by Section 1.104 of the Loan Agreement and by the terms of the Subordination Agreement; (ii) until such time as the all of the Revolving Credit Loans have been repaid in full and the Revolving Credit Commitments terminated, the Class B Lenders will not be considered "Banks" for the purposes of determining the "Majority Banks" under Sections 11.4, 16.10 or any other section of the Loan Agreement; (iii) until such time as the Subordination Agreement permits the Class B Lenders to exercise remedies with respect to an Event of Default under the Loan Agreement or with respect to collateral, the Class B Lenders are not entitled to give direction to the Agent Bank with respect to any Event of Default or with respect to collateral; and (iv) subject to any limitations upon the Agent Bank set forth in the Subordination Agreement, until such time as all of the Revolving Credit Loans have been repaid in full and the Revolving Loan Commitments terminated, (A) the Agent Bank may take such actions under the Loan Agreement as it is directed by the Majority Banks to take, regardless of the position taken by the Class B Lenders with respect to such actions; and (B) if any provision of
           Section 8 of the Loan Agreement requires or permits the consent of both the Agent Bank and the Class B Loan Agent for any action by the Borrower or the Subsidiaries, if the Agent Bank gives or withholds consent to such action the Class B Loan Agent shall automatically be deemed to have given or withheld consent to such action as well, in the same fashion and to the same effect, provided such consent of the Class B Loan Agent shall not be deemed to have automatically been given in the case of the Borrower or any Subsidiary incurring any Funded Debt that ranks pan passu with the Revolving Credit Loans or the Class B Term Loans or that is secured by any lien on any of the Collateral.

           O. Addition of Section 11A to the Loan Agreement. A new Section 11A is added to the Loan Agreement as follows:

                                  "SECTION 11A

                             THE CLASS B LOAN AGENT

                     11A.1 Appointment. Each Class B Lender hereby irrevocably designates, appoints and authorizes the Class B Loan Agent to act as the agent of the Class B Lenders under this Loan Agreement and to execute and deliver or accept on behalf of each of the Class B Lenders the other Loan Documents. Each Class B Lender hereby irrevocably authorizes, and each holder of any Class B Term Note by the acceptance of such Class B Term Note shall be deemed irrevocably to authorize, the Class B Loan Agent to take such action on behalf of such Class B Lender and such holder under the provisions of this Loan Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Class B Loan Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The Class B Loan Agent agrees to act as the agent of the Class B Lenders to the extent provided in this Loan Agreement.

                     11A.2 Delegation of Duties. The Class B Loan Agent may perform any of its duties hereunder by or through agents or employees (provided such delegation is exercised with reasonable care and does not constitute a relinquishment of its duties as Class B Loan Agent) and, subject to Sections 11A.4 and 11A.5 hereof, shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained, provided reasonable care is used in the selection of the foregoing experts.

                     11A.3 Nature of Duties; Independent Credit Investigation. The Class B Loan Agent shall have no duties or responsibilities except those expressly set forth in this Loan Agreement and the other Loan Documents and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or shall otherwise exist. The duties of the Class B Loan Agent shall be mechanical and administrative in nature and shall include the duty to provide to each Class B Lender an executed original of such Class B Lender's Class B Term Note and an executed original of this Loan Agreement and a copy of the other Loan Documents; the Class B Loan Agent shall not have by reason of this Loan Agreement a fiduciary or trust relationship in respect of any Class B Lender; and nothing in this Loan Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Class B Loan Agent any obligations in respect of this Loan Agreement except as expressly set forth herein. Each Class B Lender expressly acknowledges (i) that the Class B Loan Agent has not made any representations or warranties to it and that no act which the Class B Loan Agent hereafter takes, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Class B Loan Agent to any Class B Lender; (ii) that it has made and will continue to make, without reliance upon the Class B Loan Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of the Borrower in connection with this Loan Agreement and the making and continuance of the Class B Loans hereunder, and (iii) except as expressly provided herein, that the Class B Loan Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Class B Lender with any credit or other information with respect thereto, whether coming into its possession before the making of any Class B Loan or at any time or times thereafter.

                     11A.4 Actions in Discretion of the Class B Loan Agent; Instructions from the Class B Lenders. The Class B Loan Agent agrees, upon the written request of a majority in interest of the Class B Lenders, to take or refrain from taking any action of the type specified as being within the Class B Loan Agent's rights, powers or discretion herein; provided that the Class B Loan Agent shall not be required to take any action which exposes the Class B Loan Agent to legal liability or which is contrary to this Loan Agreement or any other Loan Document or applicable law. In the absence of a request by a majority in interest of the Class B Lenders, the Class B Loan Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Loan Agreement specifically requires the consent of each of the Class B Lenders. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Class B Lenders, subject to the provisions of Section 11A.6 hereof. Subject to the provisions of Section 11A.6 hereof, no Class B Lender shall have any right of action whatsoever against the Class B Loan Agent as a result of the Class B Loan Agent acting or refraining from acting hereunder in accordance with the instructions of a majority in interest of the Class B Lenders or, in the absence of such instructions, in the absolute discretion of the Class B Loan Agent.

                     11A.5 Reimbursement and Indemnification of the Class B Loan Agent and the Class B Lenders by the Borrower. The Borrower unconditionally agrees to pay or reimburse the Class B Loan Agent and hold the Class B Loan Agent harmless against liability for the payment of all reasonable and necessary out-of-pocket costs, expenses and disbursements for which reimbursement is customarily obtained, including reasonable fees and expenses of counsel and consultants incurred by the Class B Loan Agent (i) in connection with the preparation, negotiation, printing, execution, administration, interpretation and performance of this Loan Agreement and the other Loan Documents and (ii) relating to any requested amendments, waivers or consents pursuant to the provisions hereof. The Borrower unconditionally agrees to pay or reimburse the Class B Loan Agent and each Class B Lender against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Class B Loan Agent and/or any Class B Lender, in its capacity as such, in any way relating to or arising out of this Loan Agreement or any other Loan Document or any action taken or omitted by the Class B Loan Agent and/or any Class B Lender hereunder or thereunder; provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from the bad faith, gross negligence or willful misconduct of the Class B Loan Agent or any Class B Lender, or (b) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense, or (c) if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which consent shall not be unreasonably withheld.

                     11A.6 Exculpatory Provisions. Neither the Class B Loan Agent nor any of its directors, officers, employees, agents or affiliates shall (i) be liable to any Class B Lender for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including pursuant to any other Loan Documents, unless caused by its or their own gross negligence or willful misconduct, (ii) be responsible in any manner to any of the Class B Lenders for the effectiveness, enforceability, genuineness, validity or the due execution of this Loan Agreement or any other Loan Document or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Loan Agreement or any other Loan Document, or
           (iii) be under any obligation to any of the Class B Lenders to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Borrower, or the financial condition of the Borrower, or the existence or possible existence of any Event of Default under the Loan Documents. Neither the Class B Loan Agent nor any Class B Lender nor any of their respective directors, officers, employees, agents, attorneys or affiliates shall be liable to the Borrower or any other Person for consequential damages resulting from any breach of contract, tort or other wrong in connection with the negotiation, documentation or administration of the Loan Documents or the collection of the Obligations.

                     11A.7 Reimbursement and Indemnification of the Class B Loan Agent Bank by the Class B Lenders. Each Class B Lender agrees to reimburse and indemnify the Class B Loan Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) in proportion to its Class B Term Loan Pro Rata Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Class B Loan Agent, in its capacity as such, in any way relating to or arising out of this Loan Agreement or any other Loan Document or any action taken or omitted by the Class B Loan Agent hereunder or thereunder, provided that no Class B Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (i) if the same relates to or arises out of the Class B Loan Agent's gross negligence or willful misconduct, or (ii) if such Class B Lender was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense, or (iii) if the same results from a compromise and settlement agreement entered into without the consent of a majority in interest of the Class B Lenders, which consent shall not be unreasonably withheld.

                     11A.8 Reliance by the Class B Loan Agent. The Class B Loan Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, facsimile, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Class B Loan Agent. The Class B Loan Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Class B Lenders in accordance with their respective Class B Term Loan Pro Rata Shares against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

                     11A.9 Notice of Default. The Class B Loan Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default unless the loan officer of the Class B Loan Agent, responsible for the Class B Term Loans has actual knowledge of such Event of Default or the Class B Loan Agent has received written notice from a Class B Lender or the Borrower referring to this Loan Agreement, specifically describing such Event of Default.

                     11A.10 The Class B Lenders in their Individual Capacities. With respect to any Class B Term Loans held by it, the Class B Loan Agent shall have the same rights and powers hereunder as any other Class B Lender and may exercise the same as though it were not the Class B Loan Agent, and in such event the term "Class B Lenders" shall, unless the context otherwise indicates, include the Class B Loan Agent in its individual capacity. The Class B Lenders and their Affiliates may, without liability to account, except as prohibited herein, make loans to, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking or trust business with, the Borrower and its Affiliates, in the case of the Class B Loan Agent, as though it were not acting as Class B Loan Agent hereunder and in the case of each Class B Lender, as though such Class B Lender were not a Class B Lender hereunder.

                     11A.11 Holders of Class B Term Notes. The Class B Loan Agent may deem and treat any payee of any Class B Term Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Class B Loan Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Class B Term Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Class B Term Note or of any Class B Term Note issued in exchange therefor.

                     11A.12 Equalization of the Class B Lenders. The Class B Lenders and the holders of any participations in any Class B Term Notes agree among themselves that, with respect to all amounts received by any Class B Lender or any such holder for application to any Class B Term Note or under any such participation, whether received by voluntary payment, by the exercise of the right of setoff or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Class B Lenders and such holders in proportion to their interests in payments under the Class B Term Notes. The Class B Lenders or any such holder receiving any such amount shall purchase for cash from each of the other Class B Lenders an interest in such Class B Lender's Class B Term Loans in such amount as shall result in a ratable participation by the Banks and each holder in the aggregate unpaid amount under the Class B Term Notes, provided that if all or any portion of such excess amount is thereafter recovered from the Class B Lender or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Class B Lender or the holder making such purchase.

                     11A.13 Successor Class B Loan Agent. The Class B Loan Agent may resign as Class B Loan Agent upon not less than thirty (30) days prior written notice given to the Borrower and the Class B Lender(s). If the Class B Loan Agent shall resign under this Loan Agreement, then either (i) the Class B Lenders shall appoint a successor Class B Loan Agent or (ii) if a successor Class B Loan Agent shall not be so appointed and approved within the thirty (30) day period following the Class B Loan Agent's notice to the Class B Lenders of its resignation, then the Class B Loan Agent shall appoint a successor Class B Loan Agent who shall serve as Class B Loan Agent until such time as the Class B Lenders appoint a successor Class B Loan Agent. Upon its appointment pursuant to either clause (i) or (ii) above, such successor Class B Loan Agent shall succeed to the rights, powers and duties of the Class B Loan Agent and the term "Class B Loan Agent" shall mean such successor Class B Loan Agent, effective upon its appointment, and the former Class B Loan Agent's rights, powers and duties as Class B Loan Agent shall be terminated without any other or further act or deed on the part of such former Class B Loan Agent or any of the other parties to this Loan Agreement. After the resignation or removal of any Class B Loan Agent hereunder, the provisions of this Section 11A shall not by reason of such resignation be deemed to release the Class B Loan Agent from liability for any actions taken or not taken by it while it was the Class B Loan Agent under this Loan Agreement.

                     11A.14 Calculations. In the event an error in computing any amount payable to any Class B Lender is made, the Class B Loan Agent, the Borrower and each affected Class B Lender shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

                     11A.15 Beneficiaries. Except as set forth in Sections 11A.5 and 11A.13 hereof, the provisions of this Section 11 are solely for the benefit of the Class B Loan Agent and the Class B Lenders, and the Borrower shall not have any right to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Loan Agreement, the Class B Loan Agent shall act solely as agent of the Class B Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrower or any other Person."

           P. Amendments to Section 12 of the Loan Agreement. Section 12 of the Loan Agreement is amended and restated as follows:

                     "SECTION 12  ASSIGNMENTS AND PARTICIPATIONS

                     12.1 Assignments to Eligible Assignees. Each Bank (including any Class B Lender) shall have the right at any time, with the prior consent of the Borrower, the Agent Bank and, in the case of a Class B Term Note, the Class B Loan Agent (which consent in each such case shall not be unreasonably withheld), to sell, assign, transfer or negotiate all or any part of its Revolving Loan Commitment and Revolving Credit Loans or Class B Term Loans in a minimum amount of One Million Dollars ($1,000,000) to one or more commercial banks, insurance companies, savings and loan associations, savings banks or other financial institutions, pension funds or mutual funds or other accredited investors ("Eligible Assignees"). In the case of any sale, assignment, transfer or negotiation of all or part of the Revolving Loan Commitment and Revolving Credit Loans or Class B Term Loans authorized under this Section 12, the assignee, transferee or recipient shall have, to the extent of such sale, assignment, transfer or negotiation, the same rights, benefits and obligations as it would if it were a Bank (or, in the case of a Class B Term Loan, a Class B Lender) hereunder, including, without limitation (x) the right to approve or disapprove actions which, in accordance with the terms hereof, require the approval of the Banks (or such Class B Lenders), and (y) in the case of a transfer of a Revolving Loan Commitment, the obligation to fund Revolving Credit Loans pursuant to Section 2 hereof. The Bank assigning a portion or all of its Revolving Loan Commitment, Revolving Credit Loans or Class B Term Loans pursuant to this Section 12, or the bank purchasing the interest of the assigning Bank, shall pay a fee to the Agent Bank, or in the case of a Class B Term Loan, the Class B Loan Agent, in the amount of Three Thousand Dollars ($3,000).

                     12.2 Participations. Notwithstanding Section 12.1 hereof, each Bank (including any Class B Lender) may grant participations in all or any part of its Revolving Loan Commitment and Revolving Credit Loans or Class B Term Loans to one or more Eligible Assignees; provided that (i) any such disposition shall not, without the consent of the Borrower, require the Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify the Revolving Credit Loans, the Revolving Credit Notes, the Class B Term Loans or the Class B Term Notes under the blue sky law of any state; and (ii) in the case of an assignment of a participation in a Bank's Revolving Loan Commitment and Revolving Credit Loans, the holder of any such participation, other than an Affiliate of such Bank, shall not be entitled to require the Banks to take or omit to take any action hereunder except action directly extending the final maturity of any portion of the principal amount of or interest on a Revolving Credit Loan or Term Loan allocated to such participation or a reduction of the principal amount of or the rate of interest payable on the Revolving Credit Loans and Term Loans allocated to such participation.

                     12.3 Assignments to Affiliates. Notwithstanding the foregoing provisions of this Section 12, each Bank (including a Class B Lender) may at any time sell, assign, transfer, or negotiate all or any part of its Revolving Loan Commitment, Revolving Credit Loans and/or Class B Term Loans to any Affiliate of such Bank; provided that an Affiliate to whom such disposition has been made shall not be considered a "Bank" for purposes of this Loan Agreement other than for purposes of Section 10.2 hereof; provided further that the Borrower shall not incur any additional expenses solely as a result of such sale, assignment, transfer or negotiation.

                     12.4 No Release of Obligations. No Bank shall, as between the Borrower and such Bank, be relieved of any of its obligations hereunder as a result of any granting of participations in all or any part of its Revolving Loan Commitment, Revolving Credit Loans or Class B Term Loans. Each Bank shall, as between the Borrower and such Bank, be relieved of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of all or any part of its Revolving Loan Commitment and Revolving Credit Loans or Class B Term Loans made in accordance with Section 12.1 hereof."

           Q. Amendments to Section 14 of the Loan Agreement. Each provision in
Section 14 of the Loan Agreement is hereby amended by inserting the words ", Class B Term Loans" immediately following the words "Revolving Credit Loans" in each place where they occur.

           R. Amendments to Section 15 of the Loan Agreement. Section 15 of the Loan Agreement is hereby amended by inserting the following immediately before the last paragraph of such Section:

                         "If to the Class B Loan Agent, to:

                         Guggenheim Investment Management, LLC
                         135 East 57th Street
                         New York, New York 10022
                         Attention:   Leveraged Credit
                         Fax:   (212) 644-8396

                         If to the Class B Lenders: To the
                         Class B Lenders at the respective
                         address for such Class B Lender set
                         forth in Schedule 3A.1 to the 2003A
                         Amendment to Loan Documents.

           S. Amendments to Section 16 of the Loan Agreement.

                     (i) Section 16.1 of the Loan Agreement is amended and restated as follows:

                     "16.1 Ratable Sharing. Each Bank agrees with the other Banks that, subject to the terms of the Subordination Agreement: (i) with respect to all amounts received by it which are applicable to the payment of principal of or interest on the Revolving Credit Loans or the Class B Term Loans, including, without limitation, all amounts received by such Bank pursuant to the exercise of the right of setoff pursuant to Section 10.2 hereof, equitable adjustment will be made so that, in effect, all such amounts will be shared among the Banks proportionately in accordance with their respective Revolving Credit Facility Pro Rata Shares and Class B Term Loan Pro Rata Shares, whether received by voluntary payment, by the exercise of the right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any or all of the Obligations, and (ii) if any of them shall exercise any right of counterclaim, set-off, banker's lien or similar right with respect to amounts owed by the Borrower hereunder, that Bank shall apportion the amount recovered as a result of the exercise of such right pro rata in accordance with (a) all amounts outstanding at such time owed by the Borrower to it hereunder with respect to the Revolving Credit Loans and the Class B Term Loans, and (b) all amounts otherwise owed by the Borrower to it, and
           (iii) if any of them shall thereby through the exercise of any right of counterclaim, set-off, banker's lien or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal and interest due with respect to the Revolving Credit Loans or the Class B Term Loans made by that Bank or any participation therein, or any other amount payable hereunder (collectively, the "Aggregate Amount Due" to such Bank), which is greater than the proportion received by any other Bank in respect of the Aggregate Amount Due to such other Bank, then the Bank receiving such proportionately greater payment shall (y) notify each other Bank and the Agent Bank of such receipt and (z) purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the Aggregate Amounts Due to the other Banks so that all recoveries of Aggregate Amounts Due shall be shared by the Banks in proportion to their respective Revolving Credit Facility Pro Rata Shares and Class B Term Loan Pro Rata Shares; provided that if all or part of such proportionately greater payment received by such purchasing Bank is thereafter recovered from such Bank, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to that Bank to the extent of such recovery, but without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any participant in respect of any Revolving Credit Loan and any Class B Term Loan may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by the Borrower to that participant as fully as if that participant were a Bank in the amount of such participation held by that participant."

                     (ii) Section 16.3 of the Loan Agreement is hereby amended by inserting the words ", Class B Term Notes" immediately following the words "Revolving Credit Notes".

           T. Amendment of Schedule 1.1 of Loan Agreement. Schedule 1.1 of the Loan Agreement is amended and replaced in its entirety by Schedule 1.1 to this Amendment.

           U. Ratification. Except as specifically amended by the provisions hereinabove, the Loan Agreement remains in full, force and effect. The Borrower and each Existing Subsidiary hereby reaffirms and ratifies all of its respective obligations under the Loan Agreement, as amended and modified hereby.

           2. AMENDMENT OF ORIGINAL GUARANTY. The Original Guaranty is amended as follows:

           A. The first paragraph of page 1 of the Original Guaranty is amended and restated as follows:

                     "This is a Guaranty Agreement dated as of December 29, 2000, as amended (this "Agreement"), among BANK ONE, NA, successor to Bank One, Kentucky, NA, as Agent Bank (the "Agent Bank") on behalf of itself and the other Banks (including the Class B Lenders) identified in the Loan Agreement referenced below, and NATIONAL TOBACCO COMPANY, L.P., NORTH ATLANTIC OPERATING COMPANY, INC. and NATIONAL TOBACCO FINANCE CORPORATION (each a "Guarantor" and collectively, the "Guarantors")."

           B. Sections 1.01 and 1.02 on page 1 of the Original Guaranty is amended and restated as follows:

                     "1.01 This Agreement is entered into concurrently with and pursuant to that certain Loan Agreement dated as of December 29, 2000 (the "Original Loan Agreement") entered into by and among NORTH ATLANTIC TRADING COMPANY, INC. (the "Borrower"), each of the Guarantors as a Subsidiary of the Borrower, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and BANK ONE, NA, successor to Bank One, Kentucky, NA, as Agent Bank, as amended by the 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment") and the 2003A Amendment to Loan Documents dated July 31, 2003 pursuant to which, among other things, the Class B Lenders and the Class B Loan Agent listed therein became parties to the Loan Agreement (the former as Banks thereunder) (the "2003A Amendment") (the Original Loan Agreement, as amended by the 2002A Amendment and the 2003A Amendment, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement. To the extent this document contains references to multiple "Banks", "Revolving Credit Notes" or "Class B Term Notes," at a time when there exists only one "Bank", "Revolving Credit Note" or "Class B Term Note", such references shall be deemed to refer to such single "Bank," "Revolving Credit Note" or "Class B Term Note," as appropriate.

               1.02 Pursuant to the Loan Agreement, the Borrower has executed and delivered to Bank One, NA a Revolving Credit Note in the total principal amount of Twenty Million Dollars ($20,000,000) and to the Class B Loan Agent Class B Term Notes in the aggregate principal amount of Nineteen Million Dollars ($19,000,000) (such Revolving Credit Note and Class B Term Notes, including any note or other instrument issued in renewal, replacement, extension, modification, novation and/or revival thereof, is hereinafter referred to as the "Notes") and various other Loan Documents.

           C. Section 2.01 of the Original Guaranty is amended and restated as follows:

               "2.01 The Guarantors, intending to be bound as accommodation parties for the Borrower, absolutely and unconditionally, and jointly and severally, each guarantee the following obligations and/or liabilities (collectively, the "Guarantied Obligations"): (a) the prompt payment in full by the Borrower of all obligations under the Loan Agreement (including reimbursement obligations under Letters of Credit) and the Notes; (b) the punctual and faithful performance and observance by the Borrower of all other obligations and undertakings to be performed or observed pursuant to the Loan Agreement and the other Loan Documents; and (c) that the Guarantors will, upon demand, pay to the Agent Bank the costs and expenses incurred by the Agent Bank in connection with enforcing the Agent Bank's rights under this Agreement, including, without limitation, the reasonable fees and expenses of counsel. Notwithstanding the foregoing, the maximum aggregate liability of the Guarantors under this Agreement (the "Maximum Liability Amount") is the lesser of (a) the sum of the Guarantied Obligations, including, but not limited to, (1) the aggregate principal balance of, and all accrued interest on, the Notes, (2) any costs and expenses as specified in subsection (c) of this Section 2.01, and (3) any other damages or other amounts provided for in the Loan Documents; or (b) Thirty Nine Million Dollars ($39,000,000), plus accrued interest, costs and expenses, as specified in subsection (c) of this Section 2.01. The Maximum Liability Amount under this Agreement shall be in addition to the maximum aggregate liability of the Guarantors or of any other guarantor to the Agent Bank under any guaranty agreement of the Guarantor or any other guarantor heretofore or hereafter given."

           D. Section 9.01 of the Original Guaranty is amended and restated as follows:

               "9.01 This Guaranty Agreement shall remain in full force and effect until, and shall terminate on the earlier of (a) the day following the date of (1) payment in full upon maturity of all sums payable by the Borrower under the Notes and the Loan Agreement, and
          (2) performance in full of all other obligations of the Borrower in accordance with the provisions of, the Notes, the Loan Agreement, this Agreement, all of the other Loan Documents, and any extension and renewals thereof; or (b) March 31, 2005."

           E. Section 11.01 of the Original Guaranty is amended and restated as follows:

               "11.01 Each of the Guarantors acknowledges that (a) pursuant to the provisions of the Loan Agreement, the Revolving Credit Facility shall continue in effect until December 31, 2003 and unless the Revolving Credit Facility is sooner terminated (or extended in Bank One's sole discretion) as provided in the Loan Agreement, shall continue in effect until December 31, 2003 and (b) the Banks are under no duty to extend the period of the Revolving Credit beyond December 31, 2003. Each of the Guarantors also acknowledges that (a) pursuant to the provisions of the Loan Agreement, the Class B Term Loans shall continue in effect until March 31, 2004 and the Class B Lenders are under no duty to extend the period of the Class B Term Loans beyond March 31, 2004."

           F. A new Section 12.12 is added to the Original Guaranty as follows:

               "12.12 This Guaranty is subject to the provisions of the Subordination Agreement dated as of July 31, 2003 (the "Subordination Agreement") by and among Bank One, NA, the Class B Lenders, North Atlantic Trading Company, Inc. and its Subsidiaries. Notwithstanding any contrary statement contained in the within instrument, no payment on account of any obligation arising from or in connection with the within instrument or any related agreement (whether of principal, interest or otherwise) shall be made, paid, received or accepted except in accordance with the terms of said Subordination Agreement."

           G. Except as specifically amended by the provisions hereinabove, the Original Guaranty remains in full, force and effect, guarantying payment of the Revolving Credit Note and the Class B Term Notes. Each Existing Subsidiary hereby reaffirms and ratifies all of its joint and several obligations under the Original Guaranty, as amended and modified hereby.

           3. AMENDMENT OF ORIGINAL SECURITY AGREEMENT. The Original Security Agreement is amended as follows:

           A. The first paragraph of page 1 of the Original Security Agreement is amended and restated as follows:

                     "This is a Security Agreement dated as of December 29, 2000, as amended as of July 31, 2003 (this "Agreement"), between NORTH ATLANTIC TRADING COMPANY, INC. (the "Borrower" and an "Assignor"), NATIONAL TOBACCO COMPANY, L.P. ("NTCLP"), NORTH ATLANTIC OPERATING COMPANY, INC. ("NAOC") and NATIONAL TOBACCO FINANCE CORPORATION ("NTFC") (the Borrower, NTCLP, NAOC and NTFC, each an "Assignor" and collectively, the "Assignors") and BANK ONE, NA, successor to Bank One, Kentucky, NA, a national banking association, acting as Agent Bank (hereafter referred to as the "Agent Bank"). The Agent Bank at all times under this Agreement is acting for and on behalf of the Banks (including the Class B Lenders) as defined in the Loan Agreement dated December 29, 2000 (the "Original Loan Agreement"), by and among the Assignors, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and the Agent Bank, as amended by the 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment") and the 2003A Amendment to Loan Documents dated July 31, 2003 (the "2003A Amendment") pursuant to which, among other things, the Class B Lenders and the Class B Loan Agent listed therein became parties to the Loan Agreement (the former as Banks thereunder) (the Original Loan Agreement, as amended by the 2002A Amendment and the 2003A Amendment, the "Loan Agreement")."

           B. Recital A on page 1 of the Original Security Agreement is amended and restated as follows:

               "A. The parties thereto are entering into the Loan Agreement, pursuant to which, among other things, the Banks have agreed to provide the Borrower with the Revolving Credit Facility, the Letter of Credit Subfacility and the Class B Term Loans (the Class B Term Loans are referred to herein as the "Term Loans")."

           C. The following new definition is hereby added to the Original Security Agreement as follows:

           "Term Notes" shall mean the Class B Term Notes."

           D. Section 3 of the Original Security Agreement is amended and restated as follows:

               "3. Obligations Secured. The security interests granted by each Assignor hereby secure the payment and performance of all of the following Secured Obligations: (a) any and all indebtedness of the Borrower to the Banks evidenced by the Loan Agreement, the Revolving

          Credit Note in the aggregate principal amount of not exceeding $20,000,000 and the Term Notes in the aggregate principal amount of $19,000,000 and any and all obligations contained in the Revolving Credit Note and the Term Notes; (b) any and all of the representations, warranties, obligations, agreements, covenants and promises of the Borrower contained in the Loan Agreement, the Revolving Credit Note and the Term Notes, this Agreement and the other Loan Documents, whether or not now or hereafter evidenced by any note, instrument or other writing and (c) any obligations of NTCLP, NAOC and NTFC to the Banks under Guaranty Agreement."

           E. Section 22 of the Original Security Agreement is amended by the addition of a new subsection (j) as follows:

               "(j) This Security Agreement is subject to the provisions of the Subordination Agreement dated as of July 31, 2003 (the "Subordination Agreement") by and among Bank One, NA, the Class B Lenders, North Atlantic Trading Company, Inc. and its Subsidiaries. Notwithstanding any contrary statement contained in the within instrument, no payment on account of any obligation arising from or in connection with the within instrument or any related agreement (whether of principal, interest or otherwise) shall be made, paid, received or accepted except in accordance with the terms of said Subordination Agreement."

           F. Except as specifically amended by the provisions hereinabove, the Original Security Agreement remains in full, force and effect, guarantying payment of the Revolving Credit Note and the Class B Term Note. Each Existing Subsidiary hereby reaffirms and ratifies all of its joint and several obligations under the Original Security Agreement, as amended and modified hereby.

           4. AMENDMENT OF ORIGINAL PLEDGE AGREEMENT. The Original Pledge Agreement is amended as follows:

           A. The first and second "Whereas" clauses on page 1 of the Original Pledge Agreement are amended and restated as follows:

               "WHEREAS, the parties hereto have entered into a certain Loan Agreement dated as of December 29, 2000 (the "Original Loan Agreement"), by and among (i) BANK ONE, NA, successor to Bank One, Kentucky, NA, as Agent Bank; (ii) the BANKS identified on Schedule 1.1 thereto; (iii) NORTH ATLANTIC TRADING COMPANY, INC., a Delaware corporation with its principal office and place of business and chief executive office in New York, New York (the "Borrower") and (iv) the SUBSIDIARIES identified on Schedule 1.2 thereto, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein, as amended by the 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment") and the

          2003A Amendment to Loan Documents dated July 31, 2003 pursuant to which, among other things, the Class B Lenders and the Class B Loan Agent listed therein became parties to the Loan Agreement (the former as Banks thereunder) (the "2003A Amendment") (the Original Loan Agreement, as amended by the 2002A Amendment and the 2003A Amendment, the "Loan Agreement");

               WHEREAS, pursuant to the Guaranty Agreement, dated as of December 29, 2000 (as amended by the 2002A Amendment and the 2003A Amendment and as further amended, modified or supplemented from time to time, the "Guaranty Agreement"), by and among Pledgee and NATIONAL TOBACCO COMPANY, L.P., NORTH ATLANTIC OPERATING COMPANY, INC. and NATIONAL TOBACCO FINANCE CORPORATION each as a guarantor thereunder (each a "Subsidiary" and collectively, the "Subsidiaries"), each Subsidiary has jointly and severally guaranteed to the Banks the payment when due of the Guarantied Obligations (as defined in the Guaranty Agreement);

           B. A new Section 26 is added to the Original Pledge Agreement as follows:

               "26. SUBORDINATION AGREEMENT. This Pledge Agreement is subject to the provisions of the Subordination Agreement dated as of July 31, 2003 (the "Subordination Agreement") by and among Bank One, NA, the Class B Lenders, North Atlantic Trading Company, Inc. and its Subsidiaries. Notwithstanding any contrary statement contained in the within instrument, no payment on account of any obligation arising from or in connection with the within instrument or any related agreement (whether of principal, interest or otherwise) shall be made, paid, received or accepted except in accordance with the terms of said Subordination Agreement."

           C. Except as specifically amended by the provisions hereinabove, the Original Pledge Agreement remains in full, force and effect. The Borrower and each Existing Subsidiary hereby reaffirms and ratifies all of its joint and several obligations under the Original Pledge Agreement, as amended and modified hereby.

           5. AMENDMENT OF ORIGINAL MORTGAGE. The Original Mortgage is amended by the Amendment to Mortgage, attach hereto as Exhibit C. NTCLP shall execute and deliver to the Agent Bank the original Amendment to Mortgage, in the form attached to this Amendment as Exhibit C. Except as specifically amended by the provisions of the Amendment to Mortgage, the Original Mortgage remains in full, force and effect. NTCLP hereby reaffirms and ratifies all of its obligations under the Original Mortgage, as amended and modified hereby.

           6. AMENDMENT AND RATIFICATION OF ALL OTHER LOAN DOCUMENTS. All references in any other Loan Documents not already referenced above to the "Obligations" or "Notes" or "Term Notes" or "Revolving Credit Note" shall be deemed to include (but not be limited to) (i) the Revolving Credit Note attached to the 2002A Amendment to Loan Documents as Exhibit A-1 in the original principal amount of $20,000,000, as such Note may be modified, amended, restated and/or replaced and (ii) the Class B Term Notes, a form of which is attached to the 2003A Amendment to Loan Documents as Exhibit A in the aggregate principal amount of $19,000,000, as such notes may be modified, amended, restated and/or replaced. Except as specifically amended by the provisions hereinabove, such other Loan Documents remain in full, force and effect. The Borrower and each Existing Subsidiary hereby reaffirms and ratifies all of its joint and several obligations under all Loan Documents, as amended and modified hereby.

           7. EXECUTION AND DELIVERY OF CLASS B TERM NOTES. The Borrower shall execute and deliver to the Class B Loan Agent, with a copy of each to the Agent Bank, the original Class B Term Notes, in the form attached to this Amendment as Exhibit A.

           8. EXECUTION AND DELIVERY OF SUBORDINATION AGREEMENT. The parties thereto shall execute and deliver to the Agent Bank the original Subordination Agreement, in the form attached to this Amendment as Exhibit B.

           9. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE AGENT BANK AND THE BANKS. The Agent Bank's and the Banks' obligations under this Amendment are expressly conditioned upon, and subject to the following:

           A. the execution and delivery by the Borrower and each Existing Subsidiary and the Class B Loan Agent and each Class B Lender of this Amendment;

           B. the execution and delivery by the Borrower of the Class B Term Notes;

           C. the execution and delivery by the Borrower, the Existing Subsidiaries and the Class B Lenders of the Subordination Agreement;

           D. the execution and delivery by NTCLP of the Amendment to Mortgage;

           E. the delivery by the Borrower to the Agent Bank of an endorsement to title policy, in form and content satisfactory to Agent Bank, with respect to the Real Property that is subject to the Mortgage;

           F. the execution and delivery by the Borrower to the Agent Bank of an opinion of counsel to the Borrower, in form and content satisfactory to Agent Bank, opining as to, among others matters, execution and delivery of this Amendment, the Class B Term Notes, the Subordination Agreement, the Amendment to Mortgage and all related documents (the "Amendment Documents"), enforceability of the Amendment Documents (except the Amendment to Mortgage), no violation of other contracts or instruments of indebtedness and other matters customarily addressed in opinions of borrowers' counsel;

           G. the execution and delivery by the Class B Lenders to the Agent Bank of an opinion of counsel to the Class B Lenders, in form and content satisfactory to Agent Bank, opining as to, among others matters, execution and delivery of the Subordination Agreement by the Class B Lenders and enforceability of the Subordination Agreement against the Class B Lenders;

           H. the delivery to the Agent Bank of a copy of the certificate of the Borrower's and each Existing Subsidiary's corporate secretary certifying the resolutions of such entity's board of directors to the effect that execution, delivery and performance of the Amendment Documents have been duly authorized and as to the incumbency of those authorized to execute and deliver this Amendment and all other documents to be executed in connection herewith and therewith;

           I. receipt by the Agent Bank of UCC searches demonstrating the Agent Bank has a first priority security interest in all business assets of the Borrowers and the Guarantors;

           J. the representations and warranties of the Borrower and each Existing Subsidiary shall be true and accurate in all respects;

           K. a copy of the Judgment and a copy of any and all of the Court's orders regarding the Bond or Bonds issued in connection with the hearings in the Litigation held on July 31, 2003; and

           L. the reimbursement of the Agent Bank for its reasonable and necessary out-of-pocket fees and expenses as provided in Section 11.5 of the Original Loan Agreement.

           10. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CLASS B LOAN AGENT AND THE CLASS B LENDERS. The obligations of the Class B Loan Agent and the Class B Lenders under this Amendment are expressly conditioned upon, and subject to the following:

           A. the execution and delivery by the Borrower and each Existing Subsidiary and the Agent Bank and each Bank of this Amendment;

           B. the execution and delivery by the Borrower of the Class B Term Notes;

           C. the execution and delivery by the Borrower, the Existing Subsidiaries, the Agent Bank and the Banks of the Subordination Agreement;

           D. the execution and delivery by NTCLP of the Amendment to Mortgage;

           E. the delivery by the Borrower to the Agent Bank of an endorsement to title policy, in form and content satisfactory to Agent Bank, with respect to the Real Property that is subject to the Mortgage;

           F. the execution and delivery by the Borrower to the Class B Loan Agent and the Class B Lenders of an opinion of counsel to the Borrower, in form and content satisfactory to the Class B Loan Agent, opining as to, among others matters, execution and delivery of the Amendment Documents, enforceability of the Amendment Documents (except the Amendment to Mortgage), no violation of other contracts or instruments of indebtedness and other matters customarily addressed in opinions of borrowers' counsel;

           G. the execution and delivery by the Banks to the Class B Loan Agent of an opinion of counsel to the Banks, in form and content satisfactory to the Class B Loan Agent, opining as to, among others matters, execution and delivery of the Subordination Agreement by the Banks and enforceability of the Subordination Agreement against the Banks;

           H. the delivery to the Class B Loan Agent of a copy of the certificate of the Borrower's and each Existing Subsidiary's corporate secretary certifying the resolutions of such entity's board of directors to the effect that execution, delivery and performance of the Amendment Documents have been duly authorized and as to the incumbency of those authorized to execute and deliver this Amendment and all other documents to be executed in connection herewith and therewith;

           I. receipt by the Agent Bank of UCC searches demonstrating the Agent Bank has a first priority security interest in all business assets of the Borrowers and the Guarantors;

           J. the representations and warranties of the Borrower and each Existing Subsidiary shall be true and accurate in all respects; and

           K. a copy of the Judgment and a copy of any and all of the Court's orders regarding the Bond or Bonds issued in connection with the hearings in the Litigation held on July 31, 2003.

           11. REPRESENTATIONS, WARRANTIES AND COVENANTS. To induce the Agent Bank and the Banks and the Class B Loan Agent and the Class B Lenders to enter into this Amendment, the Borrower and each Existing Subsidiary represents and warrants to each of such parties as follows:

           A. The Borrower and each Existing Subsidiary has full power, authority, and capacity to enter into the Amendment Documents, and the Amendment Documents constitute the legal, valid and binding obligations of the Borrower and each Existing Subsidiary, enforceable against it in accordance with its terms.

           B. Upon execution and delivery of Amendment Documents and after giving effect thereto, no Event of Default under any of the Loan Documents and any other documents, certificates or instruments under the Loan Agreement or any other of the Loan Documents shall exist which continues unwaived by the Agent Bank, and no event which with the passage of time, the giving of notice or both would constitute an Event of Default, exists as of the date hereof.

           C. The person executing Amendment Documents on behalf of the Borrower and each Existing Subsidiary is duly authorized to do so.

           D. The representations and warranties made by the Borrower and each Existing Subsidiary in any of the Loan Documents are hereby true and correct in all material respects as of the date hereof.

           E. Other than the Litigation, there are no pending or, to the knowledge of the Borrower threatened, any action, suit, proceeding or arbitration or, to the knowledge of the Borrower, any governmental investigation pending or threatened, against or affecting the Borrower or the Existing Subsidiaries or any property of the Borrower or the Existing Subsidiaries seeking damages in excess of $1,000,000 in the aggregate, which has not been disclosed by the Borrower pursuant to Section 6.9 of the Loan Agreement or which prior to (a) the making of the last preceding Revolving Credit Loan or (b) the issuing of the most recent Letter of Credit or the most recent extension of the stated maturity date of any Letter of Credit, prior to the execution of this Amendment, if determined adversely, would have a Material Adverse Effect. Further, there has occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, which, in either event, in the opinion of the Banks, could reasonably be expected to have a Material Adverse Effect on the financial condition of the Borrower and the Existing Subsidiaries on a consolidated basis. No injunction or other restraining order has been issued and no hearing to cause an injunction or other restraining order to be issued is pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of the Loan Agreement or the making of the Revolving Credit Loans, the making of the Class B Term Loan, the issuing or extension of the respective stated expiration dates of the Letters of Credit under the Loan Agreement.

           12. MISCELLANEOUS.

           A. Time shall be of the essence in the performance of the obligations of the Borrower and the Existing Subsidiaries under this Amendment.

           B. To the extent that assignment is permitted under this Amendment, the provisions of this Amendment shall bind and benefit the Borrower and each Existing Subsidiary and the Agent Bank, the Banks, the Class B Loan Agent and the Class B Lenders and their respective, successors and assigns, including each subsequent holder, if any, of the Revolving Credit Notes or Class B Term Notes.

           C. This Amendment, the other Amendment Documents and the related writings and the respective rights and obligations of the parties hereto shall be construed in accordance with and governed by the laws of the State of New York.

           D. Neither the Borrower nor any Existing Subsidiary may assign their rights under Amendment Documents to any other party. The Amendment Documents may be modified only in writing executed by each of the parties thereto.

           E. The invalidity or unenforceability of any provision of this Amendment shall not affect the validity or enforceability or any one or more of the other provisions hereof. The Borrower, each Existing Subsidiary, the Banks, the Class B Lenders, the Class B Loan Agent and the Agent Bank agree that this

Amendment shall be so interpreted as to give effect and validity to all the provisions hereof to the fullest extent permitted by law.

           F. The Borrower and each Existing Subsidiary shall sign such financing statements or other documents or instruments as the Agent Bank may reasonably request from time to time to more fully create, perfect, continue, maintain or terminate the rights and security interests intended to be granted or created pursuant to this Amendment or the other Loan Documents.

           G. The headings used in this Amendment are included for ease of reference only and shall not be considered in the interpretation or construction of this Amendment.

           H. This Amendment may be signed by each party upon a separate copy, and in such case one counterpart of this Amendment shall consist of enough of such copies to reflect the signature of each party. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment or the terms thereof to produce or account for more than one of such counterparts.

           IN WITNESS WHEREOF, the Agent Bank, Bank One, the Class B Lenders, the Class B Loan Agent, the Borrower and each Existing Subsidiary have caused this Amendment to be duly executed as of the day and year first above written.

                                 BANK ONE, NA, as Agent Bank
                                 (the "Agent Bank")

                                 By:      /s/ Joseph Brenner
                                        ----------------------------------------
                                        Joseph Brenner, Senior Vice President

                                 BANK ONE, NA
                                 as a Bank (a "Bank")

                                 By:      /s/ Joseph Brenner
                                        ----------------------------------------
                                        Joseph Brenner, Senior Vice President

                                   GUGGENHEIM INVESTMENT
                                   MANAGEMENT, LLC, as Class B
                                   Loan Agent (the "Class B
                                   Loan Agent")

                                   By:   /s/  Todd Boehly
                                       -----------------------------------------
                                       Todd Boehly, Manager


                                   UPPER COLUMBIA CAPITAL
                                   COMPANY, LLC, as a Class B
                                   Loan Lender (a "Class B
                                   Lender")

                                   By:   /s/ Todd Boehly
                                       -----------------------------------------
                                        Todd Boehly, Manager

                                 NORTH ATLANTIC TRADING COMPANY,
                                 INC., as the Borrower

                                 By:      /s/ David Brunson
                                        ----------------------------------------



                                 NATIONAL TOBACCO COMPANY, L.P.,
                                 as an Existing Subsidiary

                                   By NATIONAL TOBACCO FINANCE
                                   CORPORATION as its general partner

                                 By:      /s/  David Brunson
                                        ----------------------------------------



                                 NORTH ATLANTIC OPERATING
                                 COMPANY, INC.
                                 as an Existing Subsidiary

                                 By:      /s/ David Brunson
                                        ----------------------------------------



                                 NATIONAL TOBACCO FINANCE
                                 CORPORATION
                                 as an Existing Subsidiary

                                 By:      /s/ David Brunson
                                        ----------------------------------------

Prepared by:


  /s/  John S. Egan
-----------------------------------------------
John S. Egan
Frost Brown Todd LLC
400 West Market Street, 32nd Floor
Louisville, KY  40202-3363
Phone:   (502) 568-0224
Fax:   (502) 581-1087

                                  SCHEDULE 1.1

                                 LIST OF "BANKS"



                            BANK ONE, NA ("Bank One")
                            416 West Jefferson Street
                           Louisville, Kentucky 40202
                          Attention: Mr. Joseph Brenner

                       UPPER COLUMBIA CAPITAL COMPANY, LLC
                         135 East 57th Street, 9th Floor
                            New York, New York 10022
                            Attention: Kaitlin Trinh

                                  SCHEDULE 1.2

                          LIST OF EXISTING SUBSIDIARIES



                         NATIONAL TOBACCO COMPANY, L.P.
                    c/o North Atlantic Trading Company, Inc.
                        257 Park Avenue South - 7th Floor
                          New York, New York 10010-7304
                              Attention: President

                     NORTH ATLANTIC OPERATING COMPANY, INC.
                    c/o North Atlantic Trading Company, Inc.
                        257 Park Avenue South - 7th Floor
                          New York, New York 10010-7304
                              Attention: President

                         NATIONAL TOBACCO FINANCE CORP.
                    c/o North Atlantic Trading Company, Inc.
                        257 Park Avenue South - 7th Floor
                          New York, New York 10010-7304
                              Attention: President

                                  SCHEDULE 2.1

                   SCHEDULE OF REVOLVING LOAN COMMITMENTS AND
                    REVOLVING CREDIT FACILITY PRO RATA SHARES


           The maximum amount of the Revolving Credit Facility is $20,000,000.

                               Revolving Revolving
                               Credit Facility             Loan
       Name of Bank            Pro Rata Share              Commitment
       ------------            --------------              ----------

       Bank One, NA                  100.00%              $20,000,000.00

                  Totals             100.00%              $20,000,000.00

                                  SCHEDULE 3A.1

                         SCHEDULE OF CLASS B LENDERS AND
                        CLASS B TERM LOAN PRO RATA SHARES


                                      Class B
Name and Address of                   Term Loan              Principal
Class B Lenders                       Pro Rata Share         Amount
---------------                       --------------         ------

Upper Columbia Capital                      100%            $19,000,000
Company, LLC
135 East 57th  Street, 9th Floor
New York, New York  10022
Attention:  Kaitlin Trinh

           Totals                           100.00%         $19,000,000.00

                                    EXHIBIT A
                                CLASS B TERM NOTE

THIS NOTE IS SUBJECT TO THE PROVISIONS OF THE SUBORDINATION AGREEMENT DATED AS OF JULY 31, 2003 (THE "SUBORDINATION AGREEMENT") BY AND AMONG BANK ONE, NA, GUGGENHEIM INVESTMENT MANAGEMENT, LLC, AS AGENT FOR THE CLASS B LENDERS, NORTH ATLANTIC TRADING COMPANY, INC. AND ITS SUBSIDIARIES. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THE WITHIN INSTRUMENT, NO PAYMENT ON ACCOUNT OF ANY OBLIGATION ARISING FROM OR IN CONNECTION WITH THE WITHIN INSTRUMENT OR ANY RELATED AGREEMENT (WHETHER OF PRINCIPAL, INTEREST OR OTHERWISE) SHALL BE MADE, PAID, RECEIVED OR ACCEPTED EXCEPT IN ACCORDANCE WITH THE TERMS OF SAID SUBORDINATION AGREEMENT.

                                CLASS B TERM NOTE

$19,000,000                                                       July 31, 2003

           FOR VALUE RECEIVED, NORTH ATLANTIC TRADING COMPANY, INC. (the "Borrower") promises to pay to the order of UPPER COLUMBIA CAPITAL COMPANY, LLC, a Delaware limited liability company (the "Payee" or the "Class B Lender"), the principal amount of Nineteen Million Dollars ($19,000,000), plus accrued and unpaid interest, on March 31, 2004.

           This Note is executed and delivered by the Borrower pursuant to that certain Loan Agreement dated as of December 29, 2000 (the "Original Loan Agreement") entered into by and among the Borrower, each of the Guarantors as a Subsidiary of the Borrower, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and Bank One, NA, successor to Bank One, Kentucky, NA, as Agent Bank, as amended by the 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment") and the 2003A Amendment to Loan Documents dated July 31, 2003 pursuant to which, among other things, the Class B Lenders and the Class B Loan Agent listed therein became parties to the Loan Agreement (the former as Banks thereunder) (the "2003A Amendment") (the Original Loan Agreement, as amended by the 2002A Amendment and the 2003A Amendment, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement. To the extent this document contains references to multiple "Class B Lenders" or "Class B Term Notes" at a time when there exists only one "Class B Lender" and one "Class B Term Note", such references shall be deemed to refer to such single "Class B Lender" and "Class B Term Note".

           This Note is one of the Borrower's "Class B Term Notes" and is issued pursuant to and is entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Class B Term Loans evidenced hereby were or are made and are to be repaid.

           All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Class B Loan Agent located in New York, New York or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this

Note, the Borrower, the Agent Bank and the Class B Loan Agent shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Borrower, the Agent Bank and the Class B Loan Agent as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest herein has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Borrower hereunder with respect to payments of principal or interest on this Note.

           Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension or reduction of time shall be included in the computation of the payment of interest on this Note; provided, however, that if the day on which any payment relating to a LIBOR Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the Business Day immediately preceding such due date.

           This Note is subject to prepayment at the option of the Borrower as provided in, and subject to the limitations set forth in, Section 3A.4 of the Loan Agreement.

           Subject to the provisions of the Subordination Agreement, this Note is secured by the Security Agreement, the Mortgage, the Pledge Agreement and other Loan Documents providing security to the Agent Bank, for the benefit of the Banks (including the Class B Lenders).

           This Note is subject to restrictions on transfer or assignment as provided in Section 12 of the Loan Agreement.

           THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

           Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

           The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

           No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

           The Borrower promises to pay all reasonable costs and expenses, including reasonable fees and expenses of counsel, as provided in Section 10.4 of the Loan Agreement. The Borrower hereby waives diligence, presentment, protest, demand and notice of every kind.

           IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officers, as of the day and year above written.

                                           NORTH ATLANTIC TRADING COMPANY, INC.
                                                  (the "Borrower")

                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------

                                    EXHIBIT B
                             SUBORDINATION AGREEMENT

                             SUBORDINATION AGREEMENT
                             -----------------------

           THIS SUBORDINATION AGREEMENT (this "Agreement") is entered into as of the 31st day of July, 2003, (i) BANK ONE, NA, successor to Bank One, Kentucky, NA, a national banking association with an office and place of business in Louisville, Kentucky, as agent bank on behalf of the Banks defined herein (the "Agent Bank") (in its capacity as a Bank, "Bank One"); (ii) GUGGENHEIM INVESTMENT MANAGEMENT, LLC a Delaware limited liability company, as agent for the Class B Lenders ("Class B Loan Agent"); (iii) the CLASS B LENDERS as defined herein (each a "Class B Lender" and collectively the "Class B Lenders"); (the "Class B Lenders"); (iv) NORTH ATLANTIC TRADING COMPANY, INC., a Delaware corporation with its principal office and place of business and registered office in New York, New York (the "Borrower") and (v) the SUBSIDIARIES identified on Schedule 1.2 to the Loan Agreement (each an "Existing Subsidiary" and collectively, the "Existing Subsidiaries").

                                    RECITALS

           A. The Borrower and the Existing Subsidiaries entered into a Loan Agreement with the Agent Bank and the Banks dated as of December 29, 2000, as amended to the date hereof (the "Original Loan Agreement").

           B. The Borrower executed and delivered to the Agent Bank a Revolving Credit Note in the face amount of $10,000,000.00 dated December 29, 2000 (the "Original Revolving Credit Note").

           C. The Borrower executed and delivered to the Agent Bank a Term Note in the face amount of $25,000,000.00 dated December 29, 2000 (the "Original Term Note").

           D. The Existing Subsidiaries executed and delivered to the Agent Bank a Guaranty Agreement dated as of December 29, 2000 (the "Original Guaranty"), guarantying payment of the Original Revolving Credit Note and the Original Term Note.

           E. The Borrower and the Existing Subsidiaries executed and delivered to the Agent Bank a Security Agreement dated as of December 29, 2000 (the "Original Security Agreement"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           F. The Borrower and the Existing Subsidiaries executed and delivered to the Agent Bank a Pledge Agreement dated as of December 29, 2000 (the "Original Pledge Agreement"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           G. National Tobacco Company, L.P. ("NTCLP"), one of the Existing Subsidiaries, executed and delivered to the Agent Bank a Mortgage and Security Agreement, Assignment of Rents, Leases and Profits, Financing Statement and Fixture Filing dated as of December 29, 2000 and recorded in Jefferson County, Kentucky (the "Original Mortgage"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           H. NTCLP executed and delivered to the Agent Bank an Assignment of Security Interest in United States Trademarks (the "NTCLP Trademark Assignment"), which was filed in the US Patent and Trademark Office ("USPTO"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           I. North Atlantic Operating Company, Inc. ("NAOC") executed and delivered to the Agent Bank an Assignment of Security Interest in United States Trademarks (the "NAOC Trademark Assignment"), which was filed in the USPTO, securing payment of the Original Revolving Credit Note and the Original Term Note.

           J. The Borrower, the Existing Subsidiaries, the Agent Bank and the Banks entered into a 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment"), amending the Original Loan Agreement and other Loan Documents to reflect the following: (i) the Original Term Note had been fully repaid; (ii) the amount of the Revolving Credit Facility was increased from Ten Million ($10,000,000) to Twenty Million Dollars ($20,000,000), pursuant to an amended revolving credit note (the "Revolving Credit Note"); and (iii) the maturities of the Revolving Credit Facility and the Letter of Credit Subfacility provided for in the Original Loan Agreement were extended to December 31, 2003.

           K. The Borrower has requested that the Class B Lenders extend to the Borrower subordinated term loans (the "Class B Term Loans") in the aggregate principal amount of Nineteen Million Dollars ($19,000,000), to provide the Borrower with moneys that can be used to secure a bond to be posted in an appeal of the judgment (the "Judgment") entered against the Borrower and the Existing Subsidiaries in the amount of $18,600,000 in the case of Republic Tobacco, L.P.
v. North Atlantic Trading Company, Inc., North Atlantic Operating Company, Inc. and National Tobacco Company L.P. (Case No. 98 C 4011) pending in the United States District Court for the Northern District of Illinois Eastern Division (the "Litigation")(the "Litigation"). The Class B Lenders propose to join in the Loan Agreement as "Banks" and to make such Class B Term Loans to the Borrower as an extension of credit under the Loan Agreement, and the Class B Lenders and the Class B Loan Agent propose that the Class B Loan Agent become a party to the Loan Agreement as agent on behalf of the Class B Lenders in certain respects. The Class B Lenders are willing to extend such Class B Term Loans to the Borrower, and the Agent Bank and the existing Banks are willing to allow the Borrower to obtain such Class B Term Loans on the condition that the repayment of the Class B Term Loans be subordinated to the repayment of the Revolving Credit Facility pursuant to a Subordination Agreement and on other conditions set forth herein. The Agent Bank and the existing Banks are agreeable to such changes, upon the terms and conditions set forth herein. The parties are entering into a 2003A Amendment to Loan Documents dated July 31, 2003 to effect these and other changes (the "2003A Amendment"). The Original Loan Agreement as amended by the 2002A Amendment and the 2003A Amendment is referred to herein as the "Loan Agreement". The Loan Agreement, the Revolving Credit Note, the Original Guaranty as amended by the 2003A Amendment, the Original Security Agreement as amended by the 2003A Amendment, the Original Mortgage as amended by the 2003A Amendment, the NTCLP Trademark Assignment as amended by the 2003A Amendment, the NAOC Trademark Assignment as amended by the 2003A Amendment and the Class B Term Notes evidencing the Class B Term Loans are collectively referred to herein as the "Loan Documents" and the Loan Documents to which the Class B Lenders are parties are collectively referred to herein as the "Class B Loan Documents".

           L. The Agent Bank, the existing Banks, the Class B Loan Agent and the Class B Lenders hereby desire to set forth the respective rights and obligations each has as against the other with respect to the Borrower and the Subsidiaries.

           NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

           1.  DEFINITIONS.

               (a) Incorporation of Definitions from the Loan Agreement. Capitalized terms not otherwise defined in this Agreement that are defined in the Loan Agreement are used herein with the meanings ascribed to such terms therein.

               (b) Additional Defined Terms. As used in this Agreement, the following terms have the meanings set forth below:

               "OBLIGATIONS" means the Revolving Credit Loans, all Letters of Credit issued under the Letter of Credit Subfacility, all interest accruing thereon (including any interest accruing thereon after maturity or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower or the Subsidiaries, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all fees, costs and expenses (whether internal or external) and other amounts payable in respect thereof by the Borrower or the Subsidiaries under the Loan Documents, any obligations, contingent or otherwise, now existing or after arising, to Bank One, Bank One Corporation or any of their affiliates, under any interest or currency swap, future, option or other interest rate protection or similar agreement, or arising out of overdrafts on deposit or other accounts or electronic fund transfers, and any amendments, extensions, renewals or increases and all reasonable costs and expenses of Bank One incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses; provided that (i) the Obligations shall not include principal amounts of indebtedness exceeding Twenty Million Dollars ($20,000,000) in the aggregate or (ii) interest on indebtedness accruing at a rate in excess of the rates provided for in the Loan Agreement.

               "CLASS B LOAN AGENT" means the Person serving as Class B Loan Agent from time to time under the Loan Agreement.

               "COLLATERAL" means any collateral now or in the future securing the Obligations, including but not limited to claims against any guarantors of the Obligations and any collateral securing such guarantees. The Collateral includes all personal property of the Borrower and the Subsidiaries, real property owned by NTCLP and trademarks of NTCLP and NAOC.

               "JUNIOR TRIGGER EVENT" means (i) the failure of the Borrower or any Subsidiary to make any payment in respect of the Subordinated Debt when due (for so long as such default remains uncured) or (ii) the occurrence and continuance of any other event of default under Class B Loan Documents in respect of the Subordinated Debt (for so long as such event of default remains uncured) pursuant to which the maturity of the Class B Loans has been accelerated in accordance with the applicable provisions of the Loan Agreement.

               "SENIOR TRIGGER EVENT" means (i) the failure of the Borrower or any Subsidiary to pay any of the Obligations when due (for so long as such default remains uncured), (ii) the occurrence of an Event of Default under the Loan Documents arising from a violation of Section 8.6 of the Loan Agreement and the sending of notice of such default to Borrower, with a copy to the Class B Loan Agent, or (iii) the occurrence and continuance of any other event of default under the Loan Documents in respect of the Obligations (for so long as such event of default remains uncured) pursuant to which the maturity of the Revolving Credit Loans has been accelerated in accordance with the applicable provisions of the Loan Agreement.

               "SUBORDINATED DEBT" means the Class B Term Loans, all interest accruing thereon and all fees, costs, expenses and other amounts payable in respect thereof by the Borrower or the Subsidiaries under the Loan Documents and any amendments, extensions, renewals or increases.

               2. SUBORDINATION.

               (a) Subject to Section 3 hereof, the Class B Lenders hereby irrevocably subordinate and postpone the payment and the time of payment of all the Subordinated Debt and all claims and demands arising therefrom to the Obligations and direct that the Obligations be paid in full before the Subordinated Debt.

               (b) Class B Lenders shall: (i) make notations on the books of the Class B Lenders beside all accounts or on such other statements evidencing or recording any Subordinated Debt to the effect that such Subordinated Debt is subject to the provisions of this Agreement, (ii) furnish Bank One, upon Bank One's request from time to time, a statement of the account between such Class B Lenders and the Borrower representing the Subordinated Debt and copies of each of the Class B Loan Documents, and (iii) give Bank One, upon its request, full and free access to the Class B Lenders' books pertaining only to such accounts with the right to make copies thereof. Each and every Class B Loan Document shall bear a legend as set forth in paragraph 13(c) hereof.

               3. PAYMENTS TO CLASS B LENDERS. Notwithstanding any other provision of this Agreement and/or any other Loan Document, the Borrower shall be entitled to pay and the Class B Lenders shall be entitled to receive, so long as no Senior Trigger Event has occurred and is continuing, only scheduled payments of interest (at the current rate set forth in the Class B Loan Documents) under the Subordinated Debt and fees, costs, expenses and other amounts payable in respect of the Subordinated Debt under the Class B Loan Documents, but only when due. Until the Obligations have been repaid in full and the Revolving Loan Commitments have been terminated, no payments of principal on the Subordinated Debt shall be permitted or made without Bank One's prior written consent. After the occurrence of a Senior Trigger Event, the Borrower shall not make, and the Class B Loan Agent shall not receive, any direct or indirect payments of principal, interest, fees or expenses under the Subordinated Debt for so long as such Senior Trigger Event remains in effect.

               4. SECURITY. The Borrower and the Subsidiaries have granted to the Agent Bank, on behalf of the Banks and the Class B Lenders, a security interest in all of the Collateral. The Class B Lenders acknowledge that Bank One has a first priority lien on all of the Collateral and the right to be paid in full all of the Obligations from the sale of the Collateral before the Class B Lenders are entitled to receive the first $1.00 from the sale of such Collateral. The Class B Lenders further acknowledge that their rights with respect to the Collateral are subordinate and junior to the rights of Bank One. Except as set forth in this Section 4, Borrower shall not grant and the Class B Lenders shall not take any lien on or security interest in any of the Borrower's property, now owned or hereafter acquired or created, without the prior written consent of Bank One.

           5. STANDBY LIMITATION. Notwithstanding any breach or default by the Borrower under the Class B Loan Documents, the Class B Lenders shall not at any time or in any manner: foreclose upon, take possession of, or attempt to realize on any Collateral, or proceed in any way to enforce any claims they have or may have against the Borrower under the Subordinated Debt or otherwise unless and until the Obligations have been fully and indefeasibly paid and satisfied in full; provided that (i) the Class B Lenders may enforce their claims in respect of any payment permitted under Section 3 so long as no Senior Trigger Event has occurred and is continuing and (ii) if (x) a Senior Trigger Event has occurred or (y) a Junior Trigger Event has occurred and the Class B Lenders give notice thereof to Bank One, unless the Agent Bank commences an action against the Borrower and/or its Subsidiaries to enforce its claims under the Loan Documents within nine (9) months thereafter and continues to prosecute such action with reasonable diligence, the Class B Lenders may proceed to enforce their claims against the Borrower and the Subsidiaries, subject to all of the provisions of this Agreement, including but not limited to, Section 7 hereof. The Agent Bank shall promptly give the Class B Loan Agent a copy of any notice of any Default or Event of Default occurring under the Loan Documents which the Agent Bank actually gives to the Borrower.

           6. BANKRUPTCY/PROBATE OF BORROWER. In the event a petition or action for relief shall be filed by or against the Borrower under any federal bankruptcy statute in effect from time to time, or under any other law relating to bankruptcy, insolvency, reorganization, receivership, general assignment for the benefit of Class B Lenders, moratorium, Class B Lenders composition, arrangement or other relief for debtors, Bank One's claim (secured or unsecured) against the assets or estate of the Borrower for repayment of the Obligations shall be indefeasibly paid in full before any payment is made to the Class B Lenders on the Subordinated Debt, whether such payment is in cash, securities or any other form of property or rights. Bank One may, in its reasonable discretion, following not less than 10 Business Days prior written notice to the Class B Loan Agent of its intention with respect thereto, file a proof of claim for or collect the Class B Lenders' claims first for the benefit of Bank One to the extent of the unpaid Obligations and then for the benefit of (but without creating any duty or liability to the Class B Lenders other than to remit to the Class B Lenders distributions, if any, actually received in such proceedings after the Obligations have been paid and satisfied in full) the Class B Lenders directly from the receiver, trustee, custodian, liquidator or representative of the Borrower's estate in such proceeding. The Borrower and the Class B Lenders shall furnish all assignments, powers or other documents requested by Bank One to facilitate such direct collection by Bank One.

           7. RECEIPT OF PAYMENTS BY CLASS B LENDERS. Should the Class B Lenders directly or indirectly receive any payment or distribution not permitted by the provisions of this Agreement or any Collateral or proceeds thereof, prior to the full and indefeasible payment and satisfaction of the Obligations and the termination of the Revolving Credit Facility, the Class B Lenders will deliver the same to Bank One in the form received (except for the endorsement or assignment of the Class B Lenders where necessary), for application to the Obligations in such order and manner as Bank One may elect. Until so delivered, the Class B Lenders shall hold the same, in trust, for Bank One as property of Bank One, and shall not commingle such property of Bank One with any other property held by the Class B Lenders. In the event any Class B Lender fails to make any such endorsement or assignment, Bank One, or any of its officers or employees on behalf of Bank One, is hereby irrevocably authorized in its own name or in the name of such Class B Lender to make such endorsement or assignment and is hereby irrevocably appointed as such Class B Lender's attorney-in-fact for those purposes.

           8. BANK ONE'S RIGHTS.

               a) The Class B Lenders hereby consent that at any time and from time to time, without further consent of or notice to the Class B Lenders and without in any manner affecting, impairing, lessening or releasing any of the provisions of this Agreement, Bank One may, in its sole discretion: (i) renew, compromise, extend, expand, postpone, waive, accelerate, terminate, change the payment terms of, or otherwise modify the Obligations (subject to the proviso in the definition of Obligations) or amend, renew, replace or terminate the Loan Documents (other than the Class B Loan Documents) or any and all other agreements now or hereafter related to the Obligations; (ii) extend credit to the Borrower in whatever amount on a secured or unsecured basis or take other support for the Obligations and exchange, enforce, waive, sell, transfer, collect, adjust or release any such security or other support or any part thereof; (iii) apply any and all payments or proceeds of such security or other support and in any order or manner as Bank One, in its discretion, may determine; and (iv) release or substitute any party liable on the Obligations, any guarantor of the Obligations, or any other party providing support for the Obligations.

               b) This Agreement will not be affected, impaired or released by any delay or failure of Bank One to exercise any of its rights and remedies against the Borrower or any guarantor or under any of the Obligations or against any Collateral, by any failure of Bank One to take steps to perfect or maintain its lien on, or to preserve any rights to, any Collateral by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or guarantee therefor, or by any other event or circumstance which otherwise might constitute a defense available to, or a discharge of, the Borrower or a subordinated creditor. The Class B Lenders hereby waive demand, presentment for performance, protest, notice of dishonor and of protest with respect to the Subordinated Debt and the Collateral, notice of acceptance of this Agreement, notice of the making of any of the Obligations and notice of default under any of the Obligations.

               c) Nothing in this Agreement will obligate Bank One to grant credit to, or continue financing arrangements with, the Borrower.

               9. CONTINUING AGREEMENT. This is a continuing agreement and will remain in full force and effect until all of the Obligations and all of the Class B Lenders obligations and undertakings to Bank One hereunder have been fully performed and indefeasibly satisfied and until all the Loan Documents (other than the Class B Loan Documents) have been terminated. This Agreement will continue to be effective or will be automatically reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or must otherwise be returned by Bank One upon insolvency, bankruptcy, or reorganization of the Borrower or otherwise, all as though such payment had not been made.

               10. NO CHALLENGE TO LIENS. The Class B Lenders agree that they will not make any assertion, claim or argument in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to Bank One.

               11. DISPOSITION OR RELEASE OF COLLATERAL.

               a) If at any time or from time to time (i) the Collateral, or any portion thereof, is proposed in any manner to be sold or otherwise transferred,
(ii) the Borrower is not in default under the Loan Agreement but the consent of the Agent Bank is required for such sale to occur under the Loan Agreement or an Event of Default has occurred under the Loan Agreement and the Agent Bank proposes to sell collateral, or any portion thereof, as a secured creditor under
Article 9 of the Uniform Commercial Code; and (iii) the Agent Bank shall have given the Class B Loan Agent not less than 10 Business Days prior notice of the sale or transfer, the Class B Lenders shall be deemed to have consented to such disposition if Bank One, in its sole discretion and for any reason, consents to such disposition, and in any event the Class B Lenders shall not be entitled to receive any proceeds (cash or non-cash) of such disposition unless and until the Obligations have been indefeasibly paid in full.

               b) If at any time or from time to time (i) the liens of the Banks (including the Class B Lenders) on the Collateral or any portion thereof are proposed to be released, (ii) and the consent of the Agent Bank is required for release to occur; and (iii) the Agent Bank shall have given the Class B Loan Agent not less than 10 Business Days prior notice of the proposed release of lien, the Class B Lenders shall be deemed to have consented to such release if the Agent Bank, in its sole discretion and for any reason, consents to such release; provided that the Agent Bank's consent to such release does not constitute gross negligence in the exercise of its duties as Agent Bank.

           12. ORDER OF PROCEEDINGS. Nothing in this Agreement is intended to compel Bank One or the Class B Lenders at any time to declare the Borrower in default or compel Bank One to proceed against or refrain from proceeding against any Collateral in any order or manner. All rights and remedies of Bank One with respect to the Collateral, the Borrower, and any other obligors concerning the Obligations are cumulative and not alternative.

           13.       ASSIGNMENT OF OBLIGATIONS OR SUBORDINATED DEBT.

               a) The provisions hereof shall inure to the benefit of any assignee to which any of the Obligations are assigned.

               b) Each Class B Lender agrees that as a prior condition of any assignment of any of its interests in the Subordinated Debt, such Class B Lender shall require the assignee to acknowledge this Agreement and agree, in writing, to be bound by the terms and conditions hereof.

               (c) Each and every Class B Loan Document shall bear the following legend, or a similar legend acceptable to Bank One, in boldface type:

               THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT IN FAVOR OF BANK ONE, NA. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THE WITHIN INSTRUMENT, NO PAYMENT ON ACCOUNT OF ANY OBLIGATION ARISING FROM OR IN CONNECTION WITH THE WITHIN INSTRUMENT OR ANY RELATED AGREEMENT (WHETHER OF PRINCIPAL, INTEREST OR OTHERWISE) SHALL BE MADE, PAID, RECEIVED OR ACCEPTED EXCEPT IN ACCORDANCE WITH THE TERMS OF SAID SUBORDINATION AGREEMENT.

           14. SUBROGATION. Subject to the prior payment in full of all of the Obligations, and to the extent that Bank One has received payment from the Class B Lenders with respect to obligations of the Borrower under Section 7 of this Agreement, or has received distributions otherwise payable to the Class B Lenders pursuant to Section 6 of this Agreement, the Class B Lenders shall be subrogated to the rights of Bank One (or its successors or assigns) to receive payments or distributions of assets of the Borrower or its Subsidiaries made in respect of the Obligations until the Subordinated Debt has been paid in full; and, for the purposes of such subrogation, no payments or distributions to holders of the Obligations of any cash, property or securities to which the Class B Lenders would be entitled in respect of the Subordinated Debt except for the provisions of this Agreement and no payment by the Class B Lenders over to the holders of the Obligations pursuant to this Agreement shall, as between the Borrower and its Subsidiaries, their respective creditors other than the holders of the Obligations and the Class B Lenders, be deemed to be a payment by the Borrower or its Subsidiaries to or on account of the Obligations, it being understood that the provisions of this Agreement are and are intended solely for the purposes of defining the relative rights of the holders of the Obligations, on the one hand, and the Class B Lenders, on the other hand. Without limiting any other restrictions in this Agreement on enforcement of rights of Class B Lenders, until the full and indefeasible payment of the Obligations, the rights of the Class B Lenders and the Class B Loan Agent to enforce any rights of subrogation shall be Subordinated Debt and shall be subject to Section 2 and 3 through 27 of this Agreement.

           15. FINANCING OF FIDUCIARY. In the event of a bankruptcy, reorganization, other insolvency or court proceeding commences in respect of the Borrower, Bank One shall have the option (in its sole and absolute discretion) to continue to provide financing (on terms acceptable to Bank One) of the trustee, other fiduciary, or of the Borrower as a debtor-in-possession, if Bank One deems such financing to be in its best interests, and such financing shall be deemed to be part of the Obligation for the purposes hereof, subject to the proviso in the definition of Obligations limiting the amount thereof. The subordination and lien priority provisions of this Agreement shall continue to apply to all advances made during the pendency of such court proceedings thus constituting part of the Obligations, so that Bank One shall have a prior lien on all Collateral, created before or during such court proceeding, to secure all such Obligations, whether created before or during such court proceeding.

           16. INVESTIGATION OF PARTIES. The Class B Lenders have entered into the Class B Loan Documents with the Borrower and its Subsidiaries, and Bank One has entered into the Loan Documents with the Borrower and its Subsidiaries and the Class B Lenders and Bank One have entered into this Agreement each upon its own independent investigation, and each makes no warranty or representation as to each other with respect to the financial condition of the Borrower and its Subsidiaries, or its ability to repay its loans to the Class B Lenders or Bank One in the future. Nothing in this Agreement shall be deemed to constitute this Agreement as a security or create a joint venture or partnership between the Class B Lenders and Bank One for any purpose.

           17. IMPROPER ACTION BY CLASS B LENDERS. If the Class B Lenders, the Borrower or both, contrary to this Agreement, make, attempt to or threaten to allow the Class B Lenders to exercise their remedies against the Borrower under the Class B Loan Documents in a manner not permitted under this Agreement, to or make any payment or take any other action contrary to this Agreement, Bank One may restrain or enjoin the Class B Lenders and the Borrower from so doing, it being expressly understood and agreed by the Class B Lenders and the Borrower that: (i) Bank One's damages from their actions may at that time be difficult to ascertain and may be irreparable, and (ii) the Class B Lenders and the Borrower waive any defense or claim that Bank One or the Borrower cannot demonstrate damages or can be made whole by the awarding of damages.

           18. NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery with a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to a party's address set forth below or to such other address as any party may give to the other in writing for such purpose:

To Bank One:                  Bank One, NA
                              312 South Fourth Street, Louisville, KY  40202
                              Attention:   Joseph Brenner
                              Facsimile No.:  (502) 566-8339

To the Class B Lenders:       Upper Columbia Capital Company, LLC
                              c/o Guggenheim Investment Management, LLC
                              135 East 57th Street
                              New York, NY 10022
                              Attention:   Leveraged Credit
                              Facsimile No.:   (212) 644-8396

To the Borrower
And the Subsidiaries:         North Atlantic Trading Company, Inc.
                              257 Park Avenue South - 7th Floor
                              New York, New York  10010-7304
                              Attn:   David I. Brunson
                              Fax:   (212) 253-8296

           19. PRESERVATION OF RIGHTS. No delay or omission on Bank One's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Bank One's action or inaction impair any such right or power. Bank One's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies that Bank One may have under other agreements, at law or in equity. Nothing in this Agreement is intended to modify, alter, reduce or impair any rights which Bank One or the Class B Lenders may have against the Borrower or each other under the Loan Documents or under any other agreement between them, or between either of them and the Borrower.

           20. ILLEGALITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

           21. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower or the Class B Lenders therefrom, will be effective against Bank One unless made in a writing and signed by Bank One, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower or Bank One therefrom, will be effective against the Class B Lenders unless made in a writing and signed by a majority of the Class B Lenders, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

           22. ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

           23. COUNTERPARTS. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

           24. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the Borrower, the Class B Lenders and Bank One and their respective heirs, executors, administrators, successors and assigns; provided, however, that (a) the Borrower may not assign this Agreement in whole or in part without the prior written consent of Bank One and a majority of the Class B Lenders, (b) the Class B Lenders may not assign this Agreement except in connection with an assignment of Subordinated Debt permitted hereunder and Bank One may not assign this Agreement except in connection with an assignment of the Obligations in whole or in part. No claims or rights are intended to be created hereunder for the benefit of the Borrower or any alleged third party beneficiary hereof.

           25. INTERPRETATION. In this Agreement, unless the parties otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one party as Borrower, the obligations of such persons or entities hereunder will be joint and several.

           26. GOVERNING LAW AND JURISDICTION. This Agreement has been delivered to and accepted by Bank One and will be deemed to be made in the State where Bank One's office indicated above is located. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Each of the Borrower and the Class B Lenders hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the County of New York, New York; provided that nothing contained in this Agreement will prevent Bank One from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower or the Class B Lenders individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The parties hereto agree that the venue provided above is the most convenient forum for each of the parties. Each of the Borrower and the Class B Lenders waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

           27. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE SUBSIDIARIES THE CLASS B LENDERS AND BANK ONE IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER, THE SUBSIDIARIES, THE CLASS B LENDERS AND BANK ONE ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

           28. NO THIRD PARTY BENEFICIARY RIGHTS. Neither the Borrower nor any of its Subsidiaries is an intended third party beneficiary of this Agreement; and none of them shall have any rights under and/or in respect of this Agreement.

               WITNESS the due execution hereof as a document under seal, as of the date first written above.

                                 BANK ONE, NA, as Agent Bank
                                 (the "Agent Bank")


                                 -----------------------------------------------
                                 By:    Joseph Brenner, Senior Vice President


                                 BANK ONE, NA
                                 as a Bank (a "Bank")


                                 -----------------------------------------------
                                 By:    Joseph Brenner, Senior Vice President

                                GUGGENHEIM INVESTMENT
                                MANAGEMENT, LLC


                                ------------------------------------------------
                                By:


                                UPPER COLUMBIA CAPITAL
                                COMPANY, LLC
                                (as a Class B Lender)


                                ------------------------------------------------
                                By:

                               NORTH ATLANTIC TRADING
                               COMPANY, INC., as the Borrower


                               -------------------------------------------------
                               By:


                               NATIONAL TOBACCO COMPANY, L.P.,
                               as an Existing Subsidiary

                               By NATIONAL TOBACCO FINANCE CORPORATION as its
                                  general partner


                               -------------------------------------------------
                               By:


                               NORTH ATLANTIC OPERATING
                               COMPANY, INC.
                               as an Existing Subsidiary


                               -------------------------------------------------
                               By:


                               NATIONAL TOBACCO FINANCE
                               CORPORATION
                               as an Existing Subsidiary


                               -------------------------------------------------
                               By:

                                    EXHIBIT C
                              AMENDMENT TO MORTGAGE

               FIRST AMENDMENT TO MORTGAGE AND SECURITY AGREEMENT, ASSIGNMENT OF LEASES, RENTS AND PROFITS, FINANCING
                          STATEMENT AND FIXTURE FILING

               This is a First Amendment to Mortgage and Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing (this "Agreement") dated as of July 31, 2003 among:

       BANK ONE, NA,
       successor to Bank One, Kentucky, NA
       a national banking association
       416 W. Jefferson Street, Louisville,     (As "Agent Bank" and
       Jefferson County, Kentucky 40202      "Mortgagee," for the benefit
                                             of the Banks as defined in the
                                             2003A Amendment to Loan  Documents)





                                         and

       NATIONAL TOBACCO COMPANY, L.P.,
       a limited partnership with a chief executive office
       located at:
       257 Park Avenue South, 7th Floor,
       New York, New York  10010-7304, and its
       Kentucky registered office located at:
       3029 Muhammad Ali Boulevard,
       Louisville, Kentucky 40212                        (the "Mortgagor")

                                    Recitals
                                    --------

           A. Mortgagor is the owner in fee of the real property described on Exhibit A attached hereto and made a part hereof.

           B. Mortgagor and Mortgagee entered into that certain Loan Agreement, dated as of December 29, 2000 (the "Loan Agreement"), by and among (i) Mortgagee; (ii) the BANKS as defined therein; (iii) North Atlantic Trading Company, Inc., a Delaware corporation with its principal office and place of business in New York, New York (the "Borrower"); and (iv) the SUBSIDIARIES, as defined therein, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein in the maximum principal amount of $35,000,000. In connection with the Loan Agreement, Borrower executed and delivered two promissory notes, each dated December 29, 2000, in the amounts of up to $10,000,000.00 ("Original Revolving Credit Note") and $25,000,000.00 ("Original Term Note") (collectively, the "Original Notes") to Mortgagee.

           C. In order to secure its obligations to Mortgagee under the Original Notes, the Loan Agreement, and other Loan Documents (as defined in the Loan Agreement), and any other obligations of Mortgagor and Borrower as described in the Loan Agreement and other Loan Documents, Mortgagor executed and delivered a Mortgage and Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing dated December 29, 2000 (the "Mortgage"). The Mortgage was recorded in the Office of the Clerk of Jefferson County, Kentucky on January 5, 2001 in Mortgage Book 5742, Page 587.

           D. The parties entered into that certain 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002 Modification Agreement"), to reflect the following: (i) the Original Term Note had been paid in full; (ii) the amount of the Revolving Credit Facility (as defined in the Loan Agreement) was increased from Ten Million Dollars ($10,000,000.00) to Twenty Million Dollars ($20,000,000.00) (the "Amended Revolving Credit Loan"), as evidenced by that certain amended revolving credit note (the "Amended Revolving Credit Note"), and (iii) the maturities of the Revolving Credit Facility and the Letter of Credit Subfacility provided for in the Loan Agreement were extended to December 31, 2003.

           E. The parties have entered into that certain 2003A Amendment to Loan Documents of even date herewith (the "2003 Modification Agreement") (collectively, the 2002 Modification Agreement and the 2003 Modification Agreement shall hereinafter be referred to as the "Modification Agreements") to provide for a subordinated term loan of NINETEEN MILLION DOLLARS ($19,000,000.00) (the "Class B Term Loan"), evidenced by a Class B Term Note of even date herewith (the "Class B Term Note") (collectively, the Amended Revolving Credit Loan and the Class B Term Loan shall hereinafter be referred to as the "Revised Loans") and to reflect other matters, including, but not limited to, the addition of the Class B Lenders and a Class B Loan Agent to the Loan Agreement (the former as Banks thereunder), as well as to establish the $15,000,000 Sublimit (as defined therein), all as set forth in the 2003 Modification Agreement.

           F. The Modification Agreements amend, modify, and restate the obligations of Mortgagee and Borrower under the Mortgage.

           G. This Agreement is given to secure to Mortgagee, among other things, payment of the Revised Loans, together with interest thereon as provided in the Loan Agreement, principal and interest being payable as stated in the Loan Agreement, as well as any of the other Obligations as defined in the Loan Agreement, all as modified by the Modification Agreements.

           NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged by each party to this Agreement, the Mortgagor and Mortgagee hereby agree as follows:

           1. MODIFICATION OF MORTGAGE. The Mortgage is hereby amended as follows:

               a. Recitals. The first recital paragraph in the Mortgage is deleted and replaced in its entirety by the following:

               "WHEREAS, the parties have entered into a certain Loan Agreement, dated as of December 29, 2000, by and among (i) BANK ONE, NA, successor to Bank One, Kentucky, NA; (ii) the BANKS identified on Schedule 1.1 thereto; (iii) NORTH ATLANTIC TRADING COMPANY, INC., a Delaware corporation with its principal office and place of business and registered office in New York, New York (the "Borrower"); and (iv) the SUBSIDIARIES identified on Schedule 1.2 thereto, as amended by that certain 2002A Amendment to Loan Documents dated December 31, 2002, and by that certain 2003A Amendment to Loan Documents, dated as of July 31, 2003 pursuant to which, among other things, the Class B Lenders and the Class B Loan Agent listed therein became parties to the Loan Agreement (the former as Banks thereunder) (collectively, the 2002A Amendment to Loan Documents and the 2003A Amendment to Loan Documents shall hereinafter be referred to as the "Modification Agreements") providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein in the maximum principal amount of $39,000,000.00 (as used herein, the term "Loan Agreement" means the Loan Agreement described above in this paragraph, as amended by the Modification Agreements, as the same may be amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring all or any portion of the indebtedness under such agreement or any successor agreements, whether or not with the same agent, trustee, representative lenders or holders)."

               The recital designated "(i)" on page 2 of the Mortgage is deleted and replaced in its entirety by the following:

               "The full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise), of all obligations and liabilities (including, without limitation, the principal of and interest on the notes issued and loans made under the Loan Agreement, including a Revolving Credit Loan in the principal amount of up to TWENTY MILLION DOLLARS ($20,000,000.00) with a maturity date of December 31, 2003 (the "Amended Revolving Credit Loan"), as evidenced by that certain "Revolving Credit Note," and a subordinated term loan in the principal amount of NINETEEN MILLION DOLLARS ($19,000,000.00) with a maturity date of March 31, 2004 (the "Class B Term Loan"), as evidenced by that certain "Class B Term Note," dated as of July 31, 2003), all reimbursement obligations and unpaid drawings with respect to letters of credit issued under the Loan Agreement and all indemnities, fees and interest thereon or owed thereunder) of Mortgagor to the Banks (including all obligations and liabilities of the Mortgagor under the Guaranty Agreement), whether now existing or hereafter incurred under, arising out of or in connection with the Loan Agreement and the other loan documents to which Mortgagor is a party and the due performance and compliance by Mortgagor with all of the terms, conditions and agreements contained in the Loan Agreement and such other loan documents;"

               b. Open-End Mortgage. Paragraph 6.16 of the Mortgage is hereby amended as follows:

               The sentence beginning with "Pursuant to KRS 382.520..." shall be deleted and replaced in its entirety with the following: "Pursuant to KRS 382.520, this Mortgage shall secure payment of (i) all renewals and extensions of the Obligations described herein; and (ii) any additional indebtedness, whether direct, indirect, existing, future, contingent, or otherwise, of Mortgagor to Mortgagee, said additional indebtedness in no event to exceed the principal sum of $39,000,000 in addition to the principal amount of the Obligations."

               The sentence immediately following the sentence above is hereby deleted and replaced in its entirety with the following: "To the extent that the obligations are deemed to be a "revolving credit plan" or "line of credit" pursuant to KRS 382.385, $20,000,000 is the maximum principal amount of credit that may be extended under the line of credit or the maximum credit limit of the revolving credit plan that, in each case, may be outstanding at any time or times under the line of credit or revolving credit plan, and that is to be secured by this Mortgage."

               2. NO DISCHARGE, NOVATION OR LOSS OF PRIORITY. Mortgagor and Mortgagee acknowledge and agree that the Modification Agreements shall not operate to discharge, satisfy, cancel, release, or repay, or be deemed a substitution or novation of, the indebtedness theretofore evidenced described by the documents or instruments described above, which indebtedness is expressly preserved and confirmed in all respects here and in the Loan Agreement as amended by the Modification Agreements. Mortgagor and Mortgagee also acknowledge and agree that the lien of the Mortgage and the priority thereof, as security for the Revised Loans, shall continue unimpaired by the execution and delivery of this Agreement. Mortgagee agrees to pay and perform all obligations of Mortgagee under the documents and instruments described above, of which the Amended Revolving Credit Note shall have a final maturity date of December 31, 2003, and the Class B Term Note shall have a final maturity date of March 31, 2004, at which time, payment and performance is due thereunder to the extent provided in the Modification Agreements.

           3. RATIFICATION AND REAFFIRMATION OF LOAN DOCUMENTS. Except as expressly modified pursuant to the terms of the Modification Agreement or this Agreement, the terms of the Original Notes, the Mortgage, and all other Loan Documents are hereby ratified and reaffirmed in every respect and shall remain in full force and effect. Mortgagor and Borrower hereby acknowledge and agree that the Mortgage, as modified hereby, constitutes a valid and enforceable lien on the fee simple interest of Mortgagor in the Property (as defined in the Mortgage). Nothing contained herein shall be construed to impair the lien of the Mortgage, or the priority thereof, and nothing herein contained shall affect or impair any right, power, or remedy granted to Mortgagee under the Loan Documents or be considered a waiver of any such right, power, or remedy, except as expressly provided herein.

           4. CHANGES IN REFERENCES IN LOAN DOCUMENTS. All references in the Loan Documents to the "Loan Documents" shall be deemed to include a reference to this Agreement and any and all other agreements, instruments and documents executed and/or delivered in connection with this Agreement; and, all references in the Loan Documents to the "Loan Agreement" shall be deemed to include a reference to the Loan Agreement as amended by the Modification Agreements and any and all other agreements, instruments and documents executed and/or delivered in connection with this Agreement and/or the Modification Agreements.

           5. PAYMENT OF MORTGAGEE'S COSTS AND EXPENSES. Upon the execution of this Agreement, Mortgagor shall pay all of Mortgagee's attorneys' fees incurred for the preparation, negotiation, and conclusion of the transactions contemplated by this Agreement, and Mortgagor shall pay all other costs and expenses incurred by Mortgagee in connection with the transactions contemplated by this Agreement, including all title examination and title insurance premium and endorsement fees, recording fees, and such other assurances of title and perfection of security interests as Mortgagee may require.

           6. MISCELLANEOUS.

               (a) Entire Agreement. This Agreement and the agreements, instruments and other documents referred to herein, constitute the entire agreement of the parties with respect to, and supersede all prior understandings of the parties with respect to, the subject matter hereof. No change, modification, addition, or termination of this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

               (b) Governing Law. This Agreement and the related writings and the respective rights and obligations of the parties shall be governed by, and construed and enforced in accordance with, the laws (without regard to conflicts of laws rules) of the Commonwealth of Kentucky.

               (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms hereof to produce or account for more than one of such counterparts.

               (d) Headings. The headings used in this Agreement have been included solely for ease of reference and shall not be considered in the interpretation or construction of this Agreement.

               (e) Severability. If any court shall finally determine that any part, term or provision of this Agreement is in any way unenforceable, such part, term or provision shall be reduced to the extent necessary to make such provision enforceable to the greatest extent allowed by law. Consistent with the foregoing, if any provision of this Agreement or its application shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all other applications of that provision and of all other provisions and applications of this Agreement shall not in any way be affected or impaired.

               (f) Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of the parties hereto, and any permitted successors or assigns of such parties, and is not for the benefit of any third party.

               (g) Further Assurances. From time to time at Mortgagee's request and without further consideration, the Mortgagor shall execute and deliver such further agreements, instruments and other documents, and shall take such other actions as Mortgagee may reasonably request, in order to more effectively carry out the intents and purposes of this Agreement.

               (h) No Waiver or Course of Dealing. Mortgagee's execution and delivery of this Agreement does not waive any right that Mortgagee might have under any of the Loan Documents except for the specific modifications and amendments contained in this Agreement. Neither this Agreement, nor earlier amendments or modifications of any of the Loan Documents, creates any course of dealing among Mortgagee, Mortgagor, Borrower, or any other Person, and neither Mortgagor nor Borrower, nor any other Person should infer that Mortgagee will enter into any other or future amendment or modification of any of Loan Documents in the future, whether similar of dissimilar to this Agreement.

               7. DEFINED TERMS. All terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement, as amended by the Modification Agreements.

               8. SUBORDINATION AGREEMENT. THIS AGREEMENT IS SUBJECT TO THE TERMS OF THE SUBORDINATION AGREEMENT, DATED AS OF JULY 31, 2003 (THE "SUBORDINATION AGREEMENT") BY AND AMONG BANK ONE, NA, THE CLASS B LOAN AGENT, THE CLASS B LENDERS, NORTH ATLANTIC TRADING COMPANY, INC. AND ITS SUBSIDIARIES. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THE WITHIN INSTRUMENT, NO PAYMENT ON ACCOUNT OF ANY OBLIGATION ARISING FROM OR IN CONNECTION WITH THE WITHIN INSTRUMENT OR ANY RELATED AGREEMENT (WHETHER OF PRINCIPAL, INTEREST OR OTHERWISE) SHALL BE MADE, PAID, RECEIVED OR ACCEPTED EXCEPT IN ACCORDANCE WITH THE TERMS OF SAID SUBORDINATION AGREEMENT.

             [THE BALANCE OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

               IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date set forth in the preamble hereto, but actually on the dates set forth below.

                             Mortgagee:

                             BANK ONE, NA,
                             successor to Bank One, Kentucky, NA
                             a national banking association, as Agent Bank and Mortgagee for the benefit of the Banks


                             By:
                                ------------------------------------------------
                                Joseph Brenner, Senior Vice President

                             Date:
                                  ----------------------------------------------

                                      Mortgagor:

                                      NATIONAL TOBACCO COMPANY, L.P.,
                                      a limited partnership


                                      By:
                                         ---------------------------------------

                                      Date:
                                           -------------------------------------

COMMONWEALTH OF KENTUCKY       )
                               )       SS
COUNTY OF JEFFERSON            )

           The foregoing Agreement was acknowledged before me on _________________, 2003 by Joseph Brenner as Senior Vice President of Bank One, NA, successor to Bank One, Kentucky, NA, as Agent Bank and Mortgagee for the benefit of the Banks, on behalf of the association.

           My Commission Expires:
                                  ------------------


                                            ------------------------------------
                                            Notary Public

STATE OF _____________                                     )
                                                           )    SS
COUNTY OF ____________                                     )

           The foregoing Agreement was acknowledged before me on ________________, 2003, by _____________ as __________ of NATIONAL TOBACCO
COMPANY, L.P., a limited partnership, on behalf of the partnership.

           My Commission Expires:
                                  -------------------


                                                --------------------------------
                                                Notary Public

This Instrument Prepared By:


--------------------------------
Scott A. Weinberg, Esq.
Frost Brown Todd LLC
400 W. Market Street, 32nd Floor
Louisville, Kentucky  40202-3363
Telephone:   (502) 589-5400